Report of Independent Registered Public Accounting Firm

To the Contract Owners of MONY Variable Account L and
Board of Directors of MONY Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise MONY Variable Account L (the Separate Account), as of December 31, 2020, the related statements of operations for the year or period (as described in Appendix A) then ended, the statements of changes in net assets for each of the years or periods (as described in Appendix A) in the two-year period then ended, and the related notes including the financial highlights in Note 7 for each of the years or periods in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of their operations for the year or period then ended and the changes in their net assets and financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG

We have served as the auditor of one or more of MONY Life Insurance Company's separate accounts since 2019.

Birmingham, Alabama
April 29, 2021

FSA-1

Appendix A

Unless noted otherwise, statements of assets and liabilities as of December 31,2020, statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended.

Subaccounts

1290 VT Equity Income

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

CharterSM Small Cap Growth(4)

EQ/Aggressive Allocation

EQ/Conservative Allocation

EQ/Conservative Plus Allocation

EQ/Core Plus Bond(1)

EQ/Moderate Allocation

EQ/Moderate Plus Allocation

EQ/Janus Enterprise

EQ/Loomis Sayles Growth

BNY Mellon Stock Index Fund, Inc.

EQ/AB Small Cap Growth

EQ/All Asset Growth Allocation(2)

EQ/BlackRock Basic Value Equity

EQ/Capital Group Research(3)

EQ/Core Bond Index

EQ/Global Equity Managed Volatility

EQ/Intermediate Government Bond

EQ/Large Cap Growth Managed Volatility

EQ/Large Cap Value Index

EQ/Large Cap Value Managed Volatility

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value Managed Volatility

EQ/Money Market

EQ/Morgan Stanley Small Cap Growth(6)

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income(5)

Fidelity® VIP Contrafund® Portfolio

Franklin Income VIP Fund

Franklin Rising Dividends VIP Fund

Invesco Oppenheimer Global Fund/VA

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Technology Fund

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

MFS® Utilities Series

PIMCO Global Bond Opportunities Portfolio (Unhedged)

(1)  Fund formerly known as CharterSM Multi Sector Bond

(2)  Fund formerly known as All Asset Growth Alt 20

(3)  Fund formerly known as EQ/Capital Guardian Research

(4)  Statement of operations for the period January 1, 2020 to June 12, 2020 (liquidation date) and statement of changes in net assets for the period January 1, 2020 to June 12, 2020 and for the year ended December 31, 2019.

(5)  Statement of operations for the period January 1, 2020 to June 5, 2020 (liquidation date) and statement of changes in net assets for the period January 1, 2020 to June 5, 2020 and for the year ended December 31, 2019

(6)  Statement of assets and liabilities as of December 31, 2020 and statement of operations and statement of changes in net assets for the period June 12, 2020 (commencement period) to December 31, 2020

FSA-2

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

For the Year Ended December 31, 2020

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	CharterSM Small Cap Growth	EQ/AB Small Cap Growth
Assets:
Investments in shares of the Portfolios, at fair value	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864
Receivable from MONY Life Insurance Company	181	3,498	33	3,706	33	68
Total Assets	1,253,663	9,527,292	350,441	2,833,850	50	289,932
Liabilities:
Payable to MONY Life Insurance Company	181	3,498	33	3,706	33	68
Net Assets	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864
Net Assets:
Accumulation unit values	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864
Total Net Assets	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864
Investments in shares of the Portfolios, at cost	$1,521,903	$6,245,838	$208,588	$1,684,149	$17	$240,100

The accompanying notes are an integral part of these financial statements.
FSA-3

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation	EQ/BlackRock Basic Value Equity	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative-Plus Allocation
Assets:
Investments in shares of the Portfolios, at fair value	$223,451	$4,767,572	$156,205	$3,243,450	$86,941	$614
Receivable from MONY Life Insurance Company	12	4,319	22	13,276	20	—
Total Assets	223,463	4,771,891	156,227	3,256,726	86,961	614
Liabilities:
Payable to MONY Life Insurance Company	12	4,319	22	13,278	20	—
Net Assets	$223,451	$4,767,572	$156,205	$3,243,448	$86,941	$614
Net Assets:
Accumulation unit values	$223,451	$4,767,572	$156,205	$3,243,448	$86,941	$614
Total Net Assets	$223,451	$4,767,572	$156,205	$3,243,448	$86,941	$614
Investments in shares of the Portfolios, at cost	$202,181	$4,013,778	$125,317	$2,586,494	$86,134	$607

The accompanying notes are an integral part of these financial statements.
FSA-4

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility
Assets:
Investments in shares of the Portfolios, at fair value	$1,599,177	$225,455	$88,022	$677,066	$1,215,812	$1,770,072
Receivable from MONY Life Insurance Company	405	42	32	404	529	1,961
Total Assets	1,599,582	225,497	88,054	677,470	1,216,341	1,772,033
Liabilities:
Payable to MONY Life Insurance Company	405	42	32	404	529	1,961
Net Assets	$1,599,177	$225,455	$88,022	$677,066	$1,215,812	$1,770,072
Net Assets:
Accumulation unit values	$1,599,177	$225,455	$88,022	$677,066	$1,215,812	$1,770,072
Total Net Assets	$1,599,177	$225,455	$88,022	$677,066	$1,215,812	$1,770,072
Investments in shares of the Portfolios, at cost	$1,531,823	$209,482	$63,507	$648,725	$919,734	$1,115,223

The accompanying notes are an integral part of these financial statements.
FSA-5

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility
Assets:
Investments in shares of the Portfolios, at fair value	$1,568,328	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975
Receivable from MONY Life Insurance Company	294	71	12,178	2,760	119	263
Total Assets	1,568,622	210,725	7,319,520	1,951,456	660,280	1,894,238
Liabilities:
Payable to MONY Life Insurance Company	294	71	12,178	2,760	119	263
Net Assets	$1,568,328	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975
Net Assets:
Accumulation unit values	$1,568,328	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975
Total Net Assets	$1,568,328	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975
Investments in shares of the Portfolios, at cost	$1,203,610	$158,813	$4,694,764	$1,533,789	$501,280	$1,424,933

The accompanying notes are an integral part of these financial statements.
FSA-6

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS
Assets:
Investments in shares of the Portfolios, at fair value	$231,116	$387,883	$2,388,240	$1,954,734	$290,111	$550,238
Receivable from MONY Life Insurance Company	11	17	17,919	4,138	164	176
Total Assets	231,127	387,900	2,406,159	1,958,872	290,275	550,414
Liabilities:
Payable to MONY Life Insurance Company	11	17	17,919	4,141	164	176
Net Assets	$231,116	$387,883	$2,388,240	$1,954,731	$290,111	$550,238
Net Assets:
Accumulation unit values	$231,116	$387,883	$2,388,240	$1,954,731	$290,111	$550,238
Total Net Assets	$231,116	$387,883	$2,388,240	$1,954,731	$290,111	$550,238
Investments in shares of the Portfolios, at cost	$219,553	$363,154	$2,388,240	$1,395,401	$291,440	$545,112

The accompanying notes are an integral part of these financial statements.
FSA-7

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/UBS Growth & Income	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund
Assets:
Investments in shares of the Portfolios, at fair value	$145,024	$9,542,068	$1,402	$4,258,393	$1,135,727	$135,659
Receivable from MONY Life Insurance Company	20	3,167	—	6,003	2,588	19
Total Assets	145,044	9,545,235	1,402	4,264,396	1,138,315	135,678
Liabilities:
Payable to MONY Life Insurance Company	20	3,167	1,402	6,003	2,588	19
Net Assets	$145,024	$9,542,068	$—	$4,258,393	$1,135,727	$135,659
Net Assets:
Accumulation unit values	$145,024	$9,542,068	$—	$4,258,393	$1,135,727	$135,659
Total Net Assets	$145,024	$9,542,068	$—	$4,258,393	$1,135,727	$135,659
Investments in shares of the Portfolios, at cost	$123,136	$4,016,786	$1,402	$2,444,258	$1,103,713	$109,098

The accompanying notes are an integral part of these financial statements.
FSA-8

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

For the Year Ended December 31, 2020

	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio
Assets:
Investments in shares of the Portfolios, at fair value	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280
Receivable from MONY Life Insurance Company	8	67	16	34	2	3,013
Total Assets	515,135	108,141	122,186	243,540	33,206	1,077,293
Liabilities:
Payable to MONY Life Insurance Company	8	67	16	34	2	3,013
Net Assets	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280
Net Assets:
Accumulation unit values	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280
Total Net Assets	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280
Investments in shares of the Portfolios, at cost	$351,096	$84,206	$85,234	$186,801	$19,579	$735,396

The accompanying notes are an integral part of these financial statements.
FSA-9

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

For the Year Ended December 31, 2020

	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Assets:
Investments in shares of the Portfolios, at fair value	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942
Receivable from MONY Life Insurance Company	2,190	5,329	1,540	116	105	90
Total Assets	2,611,476	2,082,285	1,883,479	387,363	280,463	262,032
Liabilities:
Payable to MONY Life Insurance Company	2,190	5,329	1,540	116	105	90
Net Assets	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942
Net Assets:
Accumulation unit values	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942
Total Net Assets	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942
Investments in shares of the Portfolios, at cost	$1,416,141	$1,360,770	$1,032,111	$361,949	$222,203	$268,497

The accompanying notes are an integral part of these financial statements.
FSA-10

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	CharterSM Small Cap Growth	EQ/AB Small Cap Growth
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 6/12/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$22,712	$60,207	$2,370	$49,631	$—	$186
Expenses:
Asset-based charges	6,449	52,252	1,966	19,813	2,943	1,515
Net Investment Income (Loss)	16,263	7,955	404	29,818	(2,943)	(1,329)
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	(53,567)	155,041	9,104	499,555	298,168	1,664
Capital gain distributions from the Portfolios	2,234	206,505	10,963	232,921	119,631	33,527
Net realized gain (loss) on investments	(51,333)	361,546	20,067	732,476	417,799	35,191
Net change in unrealized appreciation (depreciation) of investments	(51,550)	361,338	35,127	(371,732)	(338,942)	42,608
Net Realized and Unrealized Gain (Loss) on Investments	(102,883)	722,884	55,194	360,744	78,857	77,799
Net Increase (Decrease) in Net Assets Resulting from Operations	$(86,620)	$730,839	$55,598	$390,562	$75,914	$76,470

The accompanying notes are an integral part of these financial statements.
FSA-11

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation	EQ/BlackRock Basic Value Equity	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative-Plus Allocation
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$5,472	$67,516	$2,629	$3,238	$1,535	$12
Expenses:
Asset-based charges	1,335	31,112	479	11,822	536	3
Net Investment Income (Loss)	4,137	36,404	2,150	(8,584)	999	9
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	110	60,151	1,881	20,430	72	(1)
Capital gain distributions from the Portfolios	13,965	155,548	10,981	170,160	2,040	31
Net realized gain (loss) on investments	14,075	215,699	12,862	190,590	2,112	30
Net change in unrealized appreciation (depreciation) of investments	9,820	245,867	(11,992)	365,961	2,343	4
Net Realized and Unrealized Gain (Loss) on Investments	23,895	461,566	870	556,551	4,455	34
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,032	$497,970	$3,020	$547,967	$5,454	$43

The accompanying notes are an integral part of these financial statements.
FSA-12

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$23,522	$4,480	$501	$6,565	$—	$1,285
Expenses:
Asset-based charges	9,612	1,184	530	3,885	5,342	9,800
Net Investment Income (Loss)	13,910	3,296	(29)	2,680	(5,342)	(8,515)
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	13,704	834	3,229	4,013	18,875	121,887
Capital gain distributions from the Portfolios	10,528	7,921	4,593	3,963	116,092	245,172
Net realized gain (loss) on investments	24,232	8,755	7,822	7,976	134,967	367,059
Net change in unrealized appreciation (depreciation) of investments	47,536	16,380	1,638	14,936	55,073	87,576
Net Realized and Unrealized Gain (Loss) on Investments	71,768	25,135	9,460	22,912	190,040	454,635
Net Increase (Decrease) in Net Assets Resulting from Operations	$85,678	$28,431	$9,431	$25,592	$184,698	$446,120

The accompanying notes are an integral part of these financial statements.
FSA-13

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$26,744	$2,993	$—	$7,867	$6,019	$18,719
Expenses:
Asset-based charges	7,194	908	36,587	11,775	3,047	9,203
Net Investment Income (Loss)	19,550	2,085	(36,587)	(3,908)	2,972	9,516
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	48,391	4,531	296,657	106,814	24,770	65,625
Capital gain distributions from the Portfolios	16,182	11,244	620,212	165,290	34,704	57,197
Net realized gain (loss) on investments	64,573	15,775	916,869	272,104	59,474	122,822
Net change in unrealized appreciation (depreciation) of investments	(56,070)	(8,100)	875,212	(13,841)	16,565	(77,265)
Net Realized and Unrealized Gain (Loss) on Investments	8,503	7,675	1,792,081	258,263	76,039	45,557
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,053	$9,760	$1,755,494	$254,355	$79,011	$55,073

The accompanying notes are an integral part of these financial statements.
FSA-14

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	6/12/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$4,762	$8,748	$5,064	$—	$2,203	$7,450
Expenses:
Asset-based charges	1,279	1,912	15,457	4,929	1,513	3,495
Net Investment Income (Loss)	3,483	6,836	(10,393)	(4,929)	690	3,955
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	(247)	604	2	40,569	(322)	2,140
Capital gain distributions from the Portfolios	11,249	25,437	40	288,982	—	13,161
Net realized gain (loss) on investments	11,002	26,041	42	329,551	(322)	15,301
Net change in unrealized appreciation (depreciation) of investments	7,034	13,098	—	559,333	1,175	9,744
Net Realized and Unrealized Gain (Loss) on Investments	18,036	39,139	42	888,884	853	25,045
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,519	$45,975	$(10,351)	$883,955	$1,543	$29,000

The accompanying notes are an integral part of these financial statements.
FSA-15

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/UBS Growth & Income	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 6/5/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$1,196	$—	$4,165	$5,542	$62,732	$1,357
Expenses:
Asset-based charges	391	58,599	5,350	24,796	5,577	387
Net Investment Income (Loss)	805	(58,599)	(1,185)	(19,254)	57,155	970
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	(239)	442,706	222,611	136,429	(3,287)	784
Capital gain distributions from the Portfolios	4,758	272,397	152,468	19,105	889	5,755
Net realized gain (loss) on investments	4,519	715,103	375,079	155,534	(2,398)	6,539
Net change in unrealized appreciation (depreciation) of investments	19,703	1,939,744	(551,037)	866,666	(56,558)	12,659
Net Realized and Unrealized Gain (Loss) on Investments	24,222	2,654,847	(175,958)	1,022,200	(58,956)	19,198
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,027	$2,596,248	$(177,143)	$1,002,946	$(1,801)	$20,168

The accompanying notes are an integral part of these financial statements.
FSA-16

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2020

	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$1,888	$3,070	$1,438	$833	$—	$18,449
Expenses:
Asset-based charges	1,443	635	677	1,618	175	6,448
Net Investment Income (Loss)	445	2,435	761	(785)	(175)	12,001
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	4,792	877	1,213	33,537	831	31,640
Capital gain distributions from the Portfolios	15,656	2,553	—	6,338	2,508	16,283
Net realized gain (loss) on investments	20,448	3,430	1,213	39,875	3,339	47,923
Net change in unrealized appreciation (depreciation) of investments	85,515	(6,590)	11,391	(5,214)	7,288	74,091
Net Realized and Unrealized Gain (Loss) on Investments	105,963	(3,160)	12,604	34,661	10,627	122,014
Net Increase (Decrease) in Net Assets Resulting from Operations	$106,408	$(725)	$13,365	$33,876	$10,452	$134,015

The accompanying notes are an integral part of these financial statements.
FSA-17

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS (CONCLUDED)

For the Year Ended December 31, 2020

	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$1,588	$4,488	$11,963	$3,825	$6,487	$6,455
Expenses:
Asset-based charges	14,493	11,854	10,233	1,564	1,099	1,288
Net Investment Income (Loss)	(12,905)	(7,366)	1,730	2,261	5,388	5,167
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio Shares	83,898	60,966	104,152	(6,952)	5,127	(8,213)
Capital gain distributions from the Portfolios	157,859	129,629	86,139	—	6,765	—
Net realized gain (loss) on investments	241,757	190,595	190,291	(6,952)	11,892	(8,213)
Net change in unrealized appreciation (depreciation) of investments	181,917	424,573	118,261	54,762	(4,920)	26,551
Net Realized and Unrealized Gain (Loss) on Investments	423,674	615,168	308,552	47,810	6,972	18,338
Net Increase (Decrease) in Net Assets Resulting from Operations	$410,769	$607,802	$310,282	$50,071	$12,360	$23,505

The accompanying notes are an integral part of these financial statements.
FSA-18

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2020

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	CharterSM Small Cap Growth	EQ/AB Small Cap Growth
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 6/12/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$16,263	$7,955	$404	$29,818	$(2,943)	$(1,329)
Net realized gain (loss) on investments	(51,333)	361,546	20,067	732,476	417,799	35,191
Net change in unrealized appreciation (depreciation) of investments	(51,550)	361,338	35,127	(371,732)	(338,942)	42,608
Net increase (decrease) in net assets resulting from operations	(86,620)	730,839	55,598	390,562	75,914	76,470
From Contract Owners Transactions:
Payments received from Contract Owners	65,695	298,513	18,808	78,849	21,165	5,046
Transfers between Variable Investment Options including guaranteed investment account, net	(105,026)	(362,695)	(40,130)	(277,172)	(1,334,087)	(26,862)
Transfers for contract benefits and terminations	(36,562)	(233,742)	(5,734)	(1,331,303)	(72,543)	(4,000)
Contract maintenance charges	(7,712)	(163,358)	(2,303)	(19,671)	(4,846)	(452)
Net increase (decrease) in net assets resulting from contractowners transactions	(83,605)	(461,282)	(29,359)	(1,549,297)	(1,390,311)	(26,268)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	(170,225)	269,557	26,239	(1,158,735)	(1,314,397)	50,202
Net Assets - Beginning of Year	1,423,707	9,254,237	324,169	3,988,879	1,314,414	239,662
Net Assets - End of Year	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864

The accompanying notes are an integral part of these financial statements.
FSA-19

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation	EQ/BlackRock Basic Value Equity	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative-Plus Allocation
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$4,137	$36,404	$2,150	$(8,584)	$999	$9
Net realized gain (loss) on investments	14,075	215,699	12,862	190,590	2,112	30
Net change in unrealized appreciation (depreciation) of investments	9,820	245,867	(11,992)	365,961	2,343	4
Net increase (decrease) in net assets resulting from operations	28,032	497,970	3,020	547,967	5,454	43
From Contract Owners Transactions:
Payments received from Contract Owners	6,595	410,895	4,231	75,379	19,633	464
Transfers between Variable Investment Options including guaranteed investment account, net	(2,524)	(258,364)	(6,301)	1,869,680	(25,407)	(65)
Transfers for contract benefits and terminations	—	(243,487)	(3,850)	(70,201)	—	—
Contract maintenance charges	(3,570)	(256,359)	(259)	(15,649)	(194)	(314)
Net increase (decrease) in net assets resulting from contractowners transactions	501	(347,315)	(6,179)	1,859,209	(5,968)	85
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	28,533	150,655	(3,159)	2,407,176	(514)	128
Net Assets - Beginning of Year	194,918	4,616,917	159,364	836,272	87,455	486
Net Assets - End of Year	$223,451	$4,767,572	$156,205	$3,243,448	$86,941	$614

The accompanying notes are an integral part of these financial statements.
FSA-20

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$13,910	$3,296	$(29)	$2,680	$(5,342)	$(8,515)
Net realized gain (loss) on investments	24,232	8,755	7,822	7,976	134,967	367,059
Net change in unrealized appreciation (depreciation) of investments	47,536	16,380	1,638	14,936	55,073	87,576
Net increase (decrease) in net assets resulting from operations	85,678	28,431	9,431	25,592	184,698	446,120
From Contract Owners Transactions:
Payments received from Contract Owners	179,757	12,038	3,670	60,350	36,808	44,388
Transfers between Variable Investment Options including guaranteed investment account, net	(340,408)	(18,673)	(9,913)	(65,579)	(53,686)	(251,491)
Transfers for contract benefits and terminations	(71,112)	(8,392)	(7,560)	(19,439)	(54,455)	(77,988)
Contract maintenance charges	(40,019)	(475)	(290)	(17,094)	(1,796)	(14,016)
Net increase (decrease) in net assets resulting from contractowners transactions	(271,782)	(15,502)	(14,093)	(41,762)	(73,129)	(299,107)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	(186,104)	12,929	(4,662)	(16,170)	111,569	147,013
Net Assets - Beginning of Year	1,785,281	212,526	92,684	693,236	1,104,243	1,623,059
Net Assets - End of Year	$1,599,177	$225,455	$88,022	$677,066	$1,215,812	$1,770,072

The accompanying notes are an integral part of these financial statements.
FSA-21

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$19,550	$2,085	$(36,587)	$(3,908)	$2,972	$9,516
Net realized gain (loss) on investments	64,573	15,775	916,869	272,104	59,474	122,822
Net change in unrealized appreciation (depreciation) of investments	(56,070)	(8,100)	875,212	(13,841)	16,565	(77,265)
Net increase (decrease) in net assets resulting from operations	28,053	9,760	1,755,494	254,355	79,011	55,073
From Contract Owners Transactions:
Payments received from Contract Owners	65,273	11,608	203,207	104,962	22,577	75,128
Transfers between Variable Investment Options including guaranteed investment account, net	(186,296)	(13,206)	(605,381)	(511,425)	(76,222)	(220,904)
Transfers for contract benefits and terminations	(36,664)	(3,223)	(291,406)	(44,413)	(25,877)	(92,779)
Contract maintenance charges	(2,460)	(479)	(22,327)	(55,235)	(1,176)	(3,315)
Net increase (decrease) in net assets resulting from contractowners transactions	(160,147)	(5,300)	(715,907)	(506,111)	(80,698)	(241,870)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	(132,094)	4,460	1,039,587	(251,756)	(1,687)	(186,797)
Net Assets - Beginning of Year	1,700,422	206,194	6,267,755	2,200,452	661,848	2,080,772
Net Assets - End of Year	$1,568,328	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975

The accompanying notes are an integral part of these financial statements.
FSA-22

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	6/12/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$3,483	$6,836	$(10,393)	$(4,929)	$690	$3,955
Net realized gain (loss) on investments	11,002	26,041	42	329,551	(322)	15,301
Net change in unrealized appreciation (depreciation) of investments	7,034	13,098	—	559,333	1,175	9,744
Net increase (decrease) in net assets resulting from operations	21,519	45,975	(10,351)	883,955	1,543	29,000
From Contract Owners Transactions:
Payments received from Contract Owners	8,175	40,058	183,072	25,859	35,530	63,098
Transfers between Variable Investment Options including guaranteed investment account, net	(12,316)	(49,110)	(144,501)	1,107,029	(13,751)	(118,350)
Transfers for contract benefits and terminations	—	(6,746)	(224,209)	(57,510)	(22,416)	(28,756)
Contract maintenance charges	(1,591)	(6,960)	(18,374)	(4,602)	(1,080)	(20,350)
Net increase (decrease) in net assets resulting from contractowners transactions	(5,732)	(22,758)	(204,012)	1,070,776	(1,717)	(104,358)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	15,787	23,217	(214,363)	1,954,731	(174)	(75,358)
Net Assets - Beginning of Year	215,329	364,666	2,602,603	—	290,285	625,596
Net Assets - End of Year	$231,116	$387,883	$2,388,240	$1,954,731	$290,111	$550,238

The accompanying notes are an integral part of these financial statements.
FSA-23

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/UBS Growth & Income	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 6/5/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$805	$(58,599)	$(1,185)	$(19,254)	$57,155	$970
Net realized gain (loss) on investments	4,519	715,103	375,079	155,534	(2,398)	6,539
Net change in unrealized appreciation (depreciation) of investments	19,703	1,939,744	(551,037)	866,666	(56,558)	12,659
Net increase (decrease) in net assets resulting from operations	25,027	2,596,248	(177,143)	1,002,946	(1,801)	20,168
From Contract Owners Transactions:
Payments received from Contract Owners	4,154	328,086	41,530	103,953	54,597	3,792
Transfers between Variable Investment Options including guaranteed investment account, net	(2,661)	(350,501)	(2,189,388)	(328,381)	(66,378)	8,059
Transfers for contract benefits and terminations	(1,816)	(382,655)	(15,443)	(104,206)	(38,440)	(373)
Contract maintenance charges	(337)	(193,901)	(7,320)	(34,125)	(2,683)	(347)
Net increase (decrease) in net assets resulting from contractowners transactions	(660)	(598,971)	(2,170,621)	(362,759)	(52,904)	11,131
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	24,367	1,997,277	(2,347,764)	640,187	(54,705)	31,299
Net Assets - Beginning of Year	120,657	7,544,791	2,347,764	3,618,206	1,190,432	104,360
Net Assets - End of Year	$145,024	$9,542,068	$—	$4,258,393	$1,135,727	$135,659

The accompanying notes are an integral part of these financial statements.
FSA-24

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2020

	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$445	$2,435	$761	$(785)	$(175)	$12,001
Net realized gain (loss) on investments	20,448	3,430	1,213	39,875	3,339	47,923
Net change in unrealized appreciation (depreciation) of investments	85,515	(6,590)	11,391	(5,214)	7,288	74,091
Net increase (decrease) in net assets resulting from operations	106,408	(725)	13,365	33,876	10,452	134,015
From Contract Owners Transactions:
Payments received from Contract Owners	12,489	5,409	3,065	9,830	1,588	49,966
Transfers between Variable Investment Options including guaranteed investment account, net	(9,645)	(4,943)	(3,716)	(82,855)	(2,782)	(78,377)
Transfers for contract benefits and terminations	(9,849)	(1,334)	(3,064)	(39,727)	(796)	(47,069)
Contract maintenance charges	(904)	(248)	(173)	(535)	(67)	(8,189)
Net increase (decrease) in net assets resulting from contractowners transactions	(7,909)	(1,116)	(3,888)	(113,287)	(2,057)	(83,669)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	98,499	(1,841)	9,477	(79,411)	8,395	50,346
Net Assets - Beginning of Year	416,628	109,915	112,693	322,917	24,809	1,023,934
Net Assets - End of Year	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280
The accompanying notes are an integral part of these financial statements.
FSA-25

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

For the Year Ended December 31, 2020

	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(12,905)	$(7,366)	$1,730	$2,261	$5,388	$5,167
Net realized gain (loss) on investments	241,757	190,595	190,291	(6,952)	11,892	(8,213)
Net change in unrealized appreciation (depreciation) of investments	181,917	424,573	118,261	54,762	(4,920)	26,551
Net increase (decrease) in net assets resulting from operations	410,769	607,802	310,282	50,071	12,360	23,505
From Contract Owners Transactions:
Payments received from Contract Owners	57,802	43,686	65,678	20,819	13,417	19,979
Transfers between Variable Investment Options including guaranteed investment account, net	(101,701)	(116,011)	(215,306)	(8,133)	(9,753)	(108,805)
Transfers for contract benefits and terminations	(113,442)	(96,231)	(63,055)	(18,671)	(29,306)	(24,848)
Contract maintenance charges	(15,477)	(15,786)	(15,570)	(845)	(885)	(922)
Net increase (decrease) in net assets resulting from contractowners transactions	(172,818)	(184,342)	(228,253)	(6,830)	(26,527)	(114,596)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	237,951	423,460	82,029	43,241	(14,167)	(91,091)
Net Assets - Beginning of Year	2,371,335	1,653,496	1,799,910	344,006	294,525	353,033
Net Assets - End of Year	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942

The accompanying notes are an integral part of these financial statements.
FSA-26

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2019

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	CharterSM Small Cap Growth	EQ/AB Small Cap Growth
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$23,345	$(5,671)	$631	$38,817	$16,633	$(1,156)
Net realized gain (loss) on investments	(7,532)	440,780	27,987	241,278	157,841	22,809
Net change in unrealized appreciation (depreciation) of investments	260,839	1,338,743	54,813	648,965	151,379	31,664
Net increase (decrease) in net assets resulting from operations	276,652	1,773,852	83,431	929,060	325,853	53,317
From Contract Owners Transactions:
Payments received from Contract Owners	73,637	302,038	24,646	197,965	115,348	6,603
Transfers between Variable Investment Options including guaranteed investment account, net	(59,020)	(257,429)	(38,568)	(105,022)	(77,926)	(5,969)
Transfers for contract benefits and terminations	(49,521)	(363,000)	(46,968)	(114,959)	(52,956)	(14,864)
Contract maintenance charges	(11,415)	(199,597)	(2,775)	(21,649)	(10,590)	(462)
Net increase (decrease) in net assets resulting from contractowners transactions	(46,319)	(517,988)	(63,665)	(43,665)	(26,124)	(14,692)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	230,333	1,255,864	19,766	885,395	299,729	38,625
Net Assets - Beginning of Year	1,193,374	7,998,373	304,403	3,103,484	1,014,685	201,037
Net Assets - End of Year	$1,423,707	$9,254,237	$324,169	$3,988,879	$1,314,414	$239,662

The accompanying notes are an integral part of these financial statements.
FSA-27

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation	EQ/BlackRock Basic Value Equity	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,584	$43,570	$2,358	$198	$872	$4
Net realized gain (loss) on investments	14,686	210,093	12,294	118,649	1,483	20
Net change in unrealized appreciation (depreciation) of investments	21,425	476,625	16,556	93,159	4,974	49
Net increase (decrease) in net assets resulting from operations	37,695	730,288	31,208	212,006	7,329	73
From Contract Owners Transactions:
Payments received from Contract Owners	6,574	425,376	5,791	26,756	17,033	104
Transfers between Variable Investment Options including guaranteed investment account, net	(2,058)	(132,774)	(4,748)	(31,614)	(21,918)	(1)
Transfers for contract benefits and terminations	(5,427)	(152,759)	(16,461)	(32,117)	(1,538)	—
Contract maintenance charges	(4,102)	(298,793)	(301)	(12,239)	(353)	(347)
Net increase (decrease) in net assets resulting from contractowners transactions	(5,013)	(158,950)	(15,719)	(49,214)	(6,776)	(244)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	32,682	571,338	15,489	162,792	553	(171)
Net Assets - Beginning of Year	162,236	4,045,579	143,875	673,480	86,902	657
Net Assets - End of Year	$194,918	$4,616,917	$159,364	$836,272	$87,455	$486

The accompanying notes are an integral part of these financial statements.
FSA-28

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$23,370	$3,237	$615	$6,930	$(5,217)
Net realized gain (loss) on investments	2,853	(9)	3,720	989	85,687
Net change in unrealized appreciation (depreciation) of investments	69,076	9,884	13,621	16,112	223,332
Net increase (decrease) in net assets resulting from operations	95,299	13,112	17,956	24,031	303,802
From Contract Owners Transactions:
Payments received from Contract Owners	253,503	20,970	3,516	77,622	37,123
Transfers between Variable Investment Options including guaranteed investment account, net	(108,062)	(19,691)	(194)	(42,045)	(55,218)
Transfers for contract benefits and terminations	(88,548)	(9,298)	(525)	(26,536)	(42,863)
Contract maintenance charges	(44,735)	(566)	(303)	(19,436)	(2,021)
Net increase (decrease) in net assets resulting from contractowners transactions	12,158	(8,585)	2,494	(10,395)	(62,979)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—
Net increase (Decrease) in Net Assets	107,457	4,527	20,450	13,636	240,823
Net Assets - Beginning of Year	1,677,824	207,999	72,234	679,600	863,420
Net Assets - End of Year	$1,785,281	$212,526	$92,684	$693,236	$1,104,243

The accompanying notes are an integral part of these financial statements.
FSA-29

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(2,572)	$27,272	$2,825	$(31,636)	$12,672	$3,721
Net realized gain (loss) on investments	147,731	117,927	18,857	507,419	77,534	40,338
Net change in unrealized appreciation (depreciation) of investments	250,628	195,578	21,211	1,058,940	350,202	87,561
Net increase (decrease) in net assets resulting from operations	395,787	340,777	42,893	1,534,723	440,408	131,620
From Contract Owners Transactions:
Payments received from Contract Owners	115,643	130,491	12,579	294,444	288,399	26,412
Transfers between Variable Investment Options including guaranteed investment account, net	(57,734)	(99,075)	(24,056)	(297,520)	(64,240)	14,971
Transfers for contract benefits and terminations	(9,643)	(36,386)	(1,556)	(379,540)	(17,866)	(46,389)
Contract maintenance charges	(15,033)	(2,869)	(522)	(23,413)	(60,934)	(1,326)
Net increase (decrease) in net assets resulting from contractowners transactions	33,233	(7,839)	(13,555)	(406,029)	145,359	(6,332)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	429,020	332,938	29,338	1,128,694	585,767	125,288
Net Assets - Beginning of Year	1,194,039	1,367,484	176,856	5,139,061	1,614,685	536,560
Net Assets - End of Year	$1,623,059	$1,700,422	$206,194	$6,267,755	$2,200,452	$661,848

The accompanying notes are an integral part of these financial statements.
FSA-30

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/Money Market	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$16,567	$2,124	$3,546	$23,000	$4,973	$6,121
Net realized gain (loss) on investments	150,761	10,217	22,727	133	236	(336)
Net change in unrealized appreciation (depreciation) of investments	267,214	16,104	35,083	(99)	1,306	22,821
Net increase (decrease) in net assets resulting from operations	434,542	28,445	61,356	23,034	6,515	28,606
From Contract Owners Transactions:
Payments received from Contract Owners	126,698	7,957	28,600	274,718	47,116	93,601
Transfers between Variable Investment Options including guaranteed investment account, net	(95,903)	(10,801)	(43,465)	(140,580)	(34,047)	(20,450)
Transfers for contract benefits and terminations	(56,662)	(1,633)	(21)	(61,226)	(69,968)	(11,449)
Contract maintenance charges	(3,761)	(1,893)	(7,488)	(26,471)	(1,224)	(23,039)
Net increase (decrease) in net assets resulting from contractowners transactions	(29,628)	(6,370)	(22,374)	46,441	(58,123)	38,663
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	404,914	22,075	38,982	69,475	(51,608)	67,269
Net Assets - Beginning of Year	1,675,858	193,254	325,684	2,533,128	341,893	558,327
Net Assets - End of Year	$2,080,772	$215,329	$364,666	$2,602,603	$290,285	$625,596

The accompanying notes are an integral part of these financial statements.
FSA-31

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/UBS Growth & Income	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$859	$(50,098)	$(2,968)	$(9,709)	$60,561	$923
Net realized gain (loss) on investments	7,236	540,929	128,105	407,456	29,099	17,257
Net change in unrealized appreciation (depreciation) of investments	16,059	1,301,939	529,959	460,316	83,205	6,753
Net increase (decrease) in net assets resulting from operations	24,154	1,792,770	655,096	858,063	172,865	24,933
From Contract Owners Transactions:
Payments received from Contract Owners	4,753	366,305	174,181	192,034	61,805	4,213
Transfers between Variable Investment Options including guaranteed investment account, net	(3,009)	(223,355)	(174,782)	(153,166)	(81,347)	(9,675)
Transfers for contract benefits and terminations	(2,824)	(233,190)	(180,053)	(109,254)	(113,521)	(3,528)
Contract maintenance charges	(374)	(219,027)	(17,000)	(37,977)	(3,022)	(331)
Net increase (decrease) in net assets resulting from contractowners transactions	(1,454)	(309,267)	(197,654)	(108,363)	(136,085)	(9,321)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	22,700	1,483,503	457,442	749,700	36,780	15,612
Net Assets - Beginning of Year	97,957	6,061,288	1,890,322	2,868,506	1,153,652	88,748
Net Assets - End of Year	$120,657	$7,544,791	$2,347,764	$3,618,206	$1,190,432	$104,360

The accompanying notes are an integral part of these financial statements.
FSA-32

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2019

	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,071	$2,301	$811	$(1,448)	$(161)	$12,462
Net realized gain (loss) on investments	59,313	8,703	8,949	8,169	3,626	46,801
Net change in unrealized appreciation (depreciation) of investments	40,484	11,286	12,697	67,574	3,663	129,351
Net increase (decrease) in net assets resulting from operations	100,868	22,290	22,457	74,295	7,128	188,614
From Contract Owners Transactions:
Payments received from Contract Owners	14,821	5,527	4,014	10,714	3,295	71,647
Transfers between Variable Investment Options including guaranteed investment account, net	(18,587)	(4,960)	(6,154)	26,670	(3,029)	(68,025)
Transfers for contract benefits and terminations	(10,584)	(7,349)	(1,098)	(5,670)	(4,880)	(44,283)
Contract maintenance charges	(892)	(283)	(187)	(561)	(72)	(10,316)
Net increase (decrease) in net assets resulting from contractowners transactions	(15,242)	(7,065)	(3,425)	31,153	(4,686)	(50,977)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	85,626	15,225	19,032	105,448	2,442	137,637
Net Assets - Beginning of Year	331,002	94,690	93,661	217,469	22,367	886,297
Net Assets - End of Year	$416,628	$109,915	$112,693	$322,917	$24,809	$1,023,934

The accompanying notes are an integral part of these financial statements.
FSA-33

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

For the Year Ended December 31, 2019

	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(10,008)	$(8,320)	$6,228	$4,171	$10,048	$6,836
Net realized gain (loss) on investments	214,035	145,218	149,134	(5,054)	5,039	(9,381)
Net change in unrealized appreciation (depreciation) of investments	432,128	328,081	242,814	71,476	45,006	21,726
Net increase (decrease) in net assets resulting from operations	636,155	464,979	398,176	70,593	60,093	19,181
From Contract Owners Transactions:
Payments received from Contract Owners	75,050	60,243	141,273	24,717	13,990	77,448
Transfers between Variable Investment Options including guaranteed investment account, net	(121,929)	(80,183)	(93,828)	(14,223)	(13,124)	(18,701)
Transfers for contract benefits and terminations	(104,367)	(107,902)	(58,460)	(6,966)	(14,136)	(60,127)
Contract maintenance charges	(16,315)	(18,138)	(18,567)	(897)	(1,003)	(1,024)
Net increase (decrease) in net assets resulting from contractowners transactions	(167,561)	(145,980)	(29,582)	2,631	(14,273)	(2,404)
Net increase (decrease) in amount retained by MONY in Variable Account A	—	—	—	—	—	—
Net increase (Decrease) in Net Assets	468,594	318,999	368,594	73,224	45,820	16,777
Net Assets - Beginning of Year	1,902,741	1,334,497	1,431,316	270,782	248,705	336,256
Net Assets - End of Year	$2,371,335	$1,653,496	$1,799,910	$344,006	$294,525	$353,033

The accompanying notes are an integral part of these financial statements.
FSA-34

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1.  ORGANIZATION

MONY Variable Account L (the "Separate Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY and MONY Life Insurance Company of America ("MONY America")), upon which MONY became a wholly owned subsidiary of AXA Financial. On October 1, 2013, Protective Life Insurance Company ("Protective Life"), a wholly owned subsidiary of Protective Life Corporation ("PLC"), acquired MONY, upon which MONY became a wholly owned subsidiary of Protective Life. On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan. Effective October 1, 2016, The Dai-ichi Life Insurance Company, Limited reorganized into a holding company structure and changed its name to Dai-ichi Life Holdings, Inc.

The Separate Account is organized and registered with the United States Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Separate Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (MONY Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by MONY.

The Separate Account has Variable Investment Options ("subaccounts"), each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds ("Invesco Variable Insurance Funds"), EQ Premier VIP Trust ("VIP"), BNY Mellon Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity® Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Henderson Series, MFS® Variable Insurance Trust, and PIMCO Variable Insurance Trust (collectively, the "Funds" or the "Trusts"). The Funds are registered under the 1940 Act as open-end, management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Funds has separate investment objectives. As used herein, the "Funds" or the "Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Separate Account.

During the years ending December 31, 2020 and December 31, 2019, the Separate Account consists of the following Variable Investment Options:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer Global Fund/VA

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Technology Fund

EQ Premier VIP Trust

CharterSM Small Cap Growth(4)

EQ/Aggressive Allocation

EQ/Conservative Allocation

EQ/Conservative-Plus Allocation

EQ/Core Plus Bond(1)

EQ/Moderate Allocation

EQ/Moderate-Plus Allocation

FSA-35

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

1.  ORGANIZATION

BNY Mellon Stock Index Fund, Inc.

BNY Mellon Stock Index Fund, Inc.

EQ Advisors Trust

1290 VT Equity Income

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

EQ/AB Small Cap Growth

EQ/All Asset Growth Allocation(2)

EQ/BlackRock Basic Value Equity

EQ/Capital Group Research(3)

EQ/Core Bond Index

EQ/Global Equity Managed Volatility

EQ/Intermediate Government Bond

EQ/Janus Enterprise

EQ/Large Cap Growth Managed Volatility

EQ/Large Cap Value Index

EQ/Large Cap Value Managed Volatility

EQ/Loomis Sayles Growth

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value Managed Volatility

EQ/Money Market

EQ/Morgan Stanley Small Cap Growth

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income(5)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Franklin Templeton Variable Insurance Products Trust

Franklin Income VIP Fund

Franklin Rising Dividends VIP Fund

Janus Henderson VIT Funds

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

MFS® Variable Insurance Trust

MFS® Utilities Series

PIMCO Variable Insurance Trust

PIMCO Global Bond Opportunities Portfolio (Unhedged)

(1)  Formerly known as CharterSM Multi-Sector Bond

(2)  Formerly known as All Asset Growth-Alt 20

(3)  Formerly known as EQ/Capital Guardian Research

(4)  CharterSM Small Cap Growth merged into EQ/Morgan Stanley Small Cap Growth on 6/12/2020

(5)  EQ/UBS Growth & Income merged into EQ/Capital Group Research on 6/5/2020

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from those of MONY. The assets of the Separate Account are the property of MONY. However, the portion of the Separate Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY may conduct.

The amount retained by MONY in the Separate Account arises primarily from (1) contributions from MONY, (2) mortality and expense charges, administrative charges accumulated in the Separate Account, and (3) that portion, determined ratably, of the Separate Account's investment results applicable to those assets in the Separate Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY in the Separate Account may be transferred at any time by MONY to its General Account ("General Account")

FSA-36

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

1.  ORGANIZATION

Each of the Variable Investment Options of the Separate Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds.

In the normal course of business, MONY may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is not readily determinable as this would involve estimates of future claims that may be, but have not been, made against the Variable Investment Options of the Separate Account. Based on experience, management expects the risk of material loss to be remote.

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to MONY Life Insurance Company's business. As of December 31, 2020, COVID-19 related impacts to MONY Life Insurance Company, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will continue to monitor developments, and their impact on the fair value of the Portfolios in which the Variable Investments Options invest.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Funds and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Funds using the fair value of the underlying assets of each Portfolio less liabilities.

Receivable from / Payable to MONY Life Insurance Company:

Receivables and payables to MONY include receivables/payables for policy-related transactions and for Trust shares sold/purchased. Policy-related transactions represent amount due to/from MONY's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contract Owners. Receivable/payable for Trust shares represents unsettled trades.

Net Realized Gains and Losses:

Net realized gains and losses on investments include gains and losses on redemption of the Funds' shares (determined for each product using the weighted average method) and capital gain distributions from the Funds.

FSA-37

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2.  SIGNIFICANT ACCOUNTING POLICIES

Dividend Income and Capital Gain Distributions:

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the Portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Contract Payments and Transfers:

Payments received from Contract Owners represent Contract Owner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Net transfers between Variable Investment Options including the Guaranteed Interest Account with Market Value Adjustment, are amounts that Contract Owners have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account with Market Value Adjustment. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contract Owner accounts allocated to that Variable Investment Option. MONY is required by state insurance law to set aside additional assets in MONY's General Account to provide for other policy benefits. MONY's General Account assets support MONY's Insurance and annuity obligations and are subject to MONY General Account liabilities for business operations and to creditor rights.

Transfers for contract benefits and terminations are payments to Contract Owners and beneficiaries made under the terms of the Variable Life Policies and amounts that Contract Owners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Variable Life Policies. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Variable Life Policies.

Federal Income Taxes:

The results of the operations of the Separate Account are included in the federal income tax return of MONY. Under the provisions of the contracts, MONY has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2020. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

3.  FAIR VALUE DISCLOSURES

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair

FSA-38

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

3.  FAIR VALUE DISCLOSURES

value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. All assets are categorized as Level 1. As there are no Level 2 or Level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of Level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in each Variable Investment Option of the Separate Account are classified as Level 1 in the fair value hierarchy for each of the financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4. PURCHASES AND SALES OF INVESTMENTS AND UNITS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
1290 VT Equity Income	$74,007	$139,117
1290 VT GAMCO Small Company Value	428,954	675,777
1290 VT Socially Responsible	18,758	36,751
BNY Mellon Stock Index Fund, Inc.	313,791	1,600,350
CharterSM Small Cap Growth	129,968	1,403,591
EQ/AB Small Cap Growth	34,504	28,574

FSA-39

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

4.  PURCHASES AND SALES OF INVESTMENTS AND UNITS

	Purchases	Sales
EQ/Aggressive Allocation	$25,636	$7,033
EQ/All Asset Growth Allocation	429,853	585,220
EQ/BlackRock Basic Value Equity	17,935	10,982
EQ/Capital Group Research	5,552,130	3,540,859
EQ/Conservative Allocation	22,498	25,427
EQ/Conservative-Plus Allocation	490	365
EQ/Core Bond Index	147,895	395,239
EQ/Core Plus Bond	23,545	27,830
EQ/Global Equity Managed Volatility	7,421	16,949
EQ/Intermediate Government Bond	45,591	80,710
EQ/Janus Enterprise	144,517	106,896
EQ/Large Cap Growth Managed Volatility	264,906	327,356
EQ/Large Cap Value Index	126,203	250,618
EQ/Large Cap Value Managed Volatility	30,759	22,730
EQ/Loomis Sayles Growth	804,589	936,871
EQ/MFS International Growth	239,375	584,102
EQ/Mid Cap Index	98,371	141,394
EQ/Mid Cap Value Managed Volatility	157,477	332,634
EQ/Moderate Allocation	28,747	19,748
EQ/Moderate-Plus Allocation	42,382	32,866
EQ/Money Market	1,800,186	2,014,552
EQ/Morgan Stanley Small Cap Growth	1,524,975	170,143
EQ/PIMCO Ultra Short Bond	39,330	40,356
EQ/Quality Bond PLUS	66,162	153,405
EQ/Small Company Index	12,310	7,407
EQ/T. Rowe Price Growth Stock	442,718	827,887
EQ/UBS Growth & Income	177,037	2,155,219
Fidelity® VIP Contrafund® Portfolio	58,574	421,482
Franklin Income VIP Fund	96,108	90,969
Franklin Rising Dividends VIP Fund	25,195	7,340
Invesco Oppenheimer Global Fund/VA	42,289	34,098
Invesco V.I. Diversified Dividend Fund	8,856	4,984
Invesco V.I. Global Core Equity Fund	3,501	6,628
Invesco V.I. Health Care Fund	50,886	158,619
Invesco V.I. Technology Fund	3,212	2,935
Janus Henderson Balanced Portfolio	60,576	115,960
Janus Henderson Enterprise Portfolio	187,979	215,844
Janus Henderson Forty Portfolio	168,524	230,602
Janus Henderson Global Research Portfolio	122,682	263,064
Janus Henderson Overseas Portfolio	31,486	36,055
MFS® Utilities Series	22,599	36,973
PIMCO Global Bond Opportunities Portfolio (Unhedged)	16,498	125,927

FSA-40

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

4.  PURCHASES AND SALES OF INVESTMENTS AND UNITS

The units issued and redeemed for the years ended December 31, 2020 and 2019 were as follows:

Change in Units	2020			2019
	Issued	Redeemed	Net Change	Issued	Redeemed	Net Change
1290 VT Equity Income	2,260	5,884	(3,624)	2,464	4,240	(1,776)
1290 VT GAMCO Small Company Value	3,833	10,287	(6,454)	3,588	11,454	(7,866)
1290 VT Socially Responsible	297	1,847	(1,550)	789	4,490	(3,701)
BNY Mellon Stock Index Fund, Inc.	1,649	57,104	(55,455)	5,708	7,702	(1,994)
CharterSM Small Cap Growth	508	51,777	(51,269)	3,507	,4,373	(866)
EQ/AB Small Cap Growth	32	808	(776)	573	1,053	(480)
EQ/All Asset Growth Allocation	15,705	31,173	(15,468)	18,834	24,894	(6,060)
EQ/Aggressive Allocation	371	365	6	394	736	(342)
EQ/BlackRock Basic Value Equity	173	409	(236)	142	745	(603)
EQ/Capital Group Research	93,692	14,820	78,872	800	2,438	(1,638)
EQ/Conservative Allocation	1,399	1,845	(446)	1,214	1,732	(518)
EQ/Conservative-Plus Allocation	32	27	5	8	26	(18)
EQ/Core Bond Index	10,113	27,872	(17,759)	15,217	14,821	396
EQ/Core Plus Bond	725	1,812	(1,087)	1,000	1,552	(552)
EQ/Global Equity Managed Volatility	54	375	(321)	176	117	59
EQ/Intermediate Government Bond	2,724	5,534	(2,810)	4,357	4,996	(639)
EQ/Janus Enterprise	917	3,497	(2,580)	985	3,040	(2,055)
EQ/Large Cap Growth Managed Volatility	737	9,708	(8,971)	3,587	2,389	1,198
EQ/Large Cap Value Index	3,394	8,782	(5,388)	3,922	4,174	(252)
EQ/Large Cap Value Managed Volatility	790	1,052	(262)	418	1,061	(643)
EQ/Loomis Sayles Growth	5,108	25,175	(20,067)	7,318	20,474	(13,156)
EQ/MFS International Growth	4,307	31,325	(27,018)	15,745	6,184	9,561
EQ/Mid Cap Index	1,856	3,987	(2,131)	2,010	2,217	(207)
EQ/Mid Cap Value Managed Volatility	3,084	12,256	(9,172)	3,934	4,923	(989)
EQ/Moderate Allocation	874	1,307	(433)	551	1,002	(451)
EQ/Moderate-Plus Allocation	625	2,065	(1,440)	743	2,242	(1,499)
EQ/Morgan Stanley Small Cap Growth	111,006	10,574	100,432	N/A	N/A	N/A
EQ/Money Market	167,475	186,777	(19,302)	31,606	27,151	4,455
EQ/PIMCO Ultra Short Bond	2,882	3,018	(136)	2,750	7,244	(4,494)
EQ/Quality Bond PLUS	2,785	8,356	(5,571)	4,759	2,549	2,210
EQ/Small Company Index	224	200	24	109	151	(42)
EQ/T. Rowe Price Growth Stock	6,749	22,375	(15,626)	16,011	26,116	(10,105)

FSA-41

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

4.  PURCHASES AND SALES OF INVESTMENTS AND UNITS

Change in Units	2020			2019
	Issued	Redeemed	Net Change	Issued	Redeemed	Net Change
EQ/UBS Growth & Income	1,026	84,042	(83,016)	4,839	12,282	(7,443)
Fidelity® VIP Contrafund® Portfolio	1,240	10,039	(8,799)	3,637	7,037	(3,400)
Franklin Income VIP Fund	1,616	4,608	(2,992)	1,912	7,727	(5,815)
Franklin Rising Dividends VIP Fund	526	182	344	100	362	(262)
Invesco Oppenheimer Global Fund/VA	608	876	(268)	240	667	(427)
Invesco V.I. Diversified Dividend Fund	255	340	(85)	262	773	(511)
Invesco V.I. Global Core Equity Fund	123	332	(209)	159	354	(195)
Invesco V.I. Health Care Fund	1,188	4,106	(2,918)	1,494	489	1,005
Invesco V.I. Technology Fund	24	88	(64)	82	261	(179)
Janus Henderson Balanced Portfolio	844	3,147	(2,303)	1,285	2,922	(1,637)
Janus Henderson Enterprise Portfolio	1,107	7,832	(6,725)	1,626	8,842	(7,216)
Janus Henderson Forty Portfolio	250	529	(279)	1,025	5,425	(4,400)
Janus Henderson Global Research Portfolio	2,412	17,652	(15,240)	8,170	10,567	(2,397)
Janus Henderson Overseas Portfolio	1,042	1,351	(309)	932	847	85
MFS® Utilities Series	181	685	(504)	160	427	(267)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	524	5,997	(5,473)	3,442	3,853	(411)

5.  RELATED PARTY TRANSACTIONS

Contract Distribution and Principal Underwriter:

Investment Distributors, Inc. ("IDI"), a wholly owned subsidiary of PLC, became the distributor and principal underwriter for the Separate Account on November 1, 2013. IDI is registered with the SEC as a broker-dealer and a member of the Financial Industry Regulatory Authority ("FINRA").

6.  CONTRACT OWNER CHARGES

Policy premiums received from MONY by the Separate Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes. Net policy premiums are included in "Payments received from Contract Owners" in the Statement of Changes in Net Assets.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate MONY.

There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

FSA-42

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6.  CONTRACT OWNER CHARGES

The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value as a redemption of units. Higher charges may be permitted under the terms of the various policies. Actual amounts may vary or maybe zero depending on the contract. All charges are reflected as part of "Contract Owners Transactions" in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as "Asset-based Charges" in the Statement of Operations.

Mortality & Expense Risk Charge: The charge is assessed daily through the reduction of unit values of the Variable Investment Options, and ranges from a low of 0.35% to a high of 0.75%.

Monthly per $1,000 Specified Amount Charge: The charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, the charge grades to zero based on a schedule, as defined in the Variable Life Policies, and as a percentage of dollar value of the Specified Amount. The charge varies based on a number of factors, including age, gender and risk class.

Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

Partial Surrender Charge: This charge is assessed when a Contract Owner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

Transfer Charge: MONY does not currently assess this charge, but reserves the right to impose a transfer charge. The charge ranges from a low of $0 to a high of $25 per transfer.

Monthly Administrative Charge: The amount of the charge and the number of years over which it is deducted from the fund value vary depending on the Variable Life Insurance policy. The charge may be a flat deduction, or a dollar amount based on the specified amount of the policy. Generally, the charge ranges from a low of $0 to a high of $31.50.

Monthly Expense Charge: The charge is deducted from the fund value, generally over the first four years of the policy, or four years after an increase in the specified amount. The amount of the charge varies based on factors, such as age, gender or smoking status.

Loan Interest Rate Spread: After the loan is taken, it is assessed each policy anniversary, or upon death, surrender, or lapse, if earlier. The amount of charges will vary from a low of 0% to a high of 0.60% or $0 - $240, depending on the policy year.

Illustration Projection Report: The charge may be deducted from the fund value after the first policy year upon request of a report that will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

FSA-43

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

The Variable Life Policies have unique combinations of features and fees that are charged against the Contract Owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Separate Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

Units Outstanding	2020	2019	2018	2017	2016
1290 VT Equity Income	45,114	48,739	50,515	52,871	54,809
1290 VT GAMCO Small Company Value	111,180	117,633	125,499	136,197	147,822
1290 VT Socially Responsible	15,639	17,188	20,890	21,665	22,604
BNY Mellon Stock Index Fund, Inc.	85,404	140,859	142,853	148,021	152,341
CharterSM Small Cap Growth	1	51,270	52,135	54,709	57,671
EQ/AB Small Cap Growth	6,588	7,364	7,843	8,707	8,946
EQ/All Asset Growth Allocation	177,840	193,308	199,368	228,897	246,201
EQ/Aggressive Allocation	11,944	11,938	12,281	12,816	12,710
EQ/BlackRock Basic Value Equity	5,220	5,457	6,060	6,371	6,498
EQ/Capital Group Research	105,635	26,756	28,393	30,842	31,934
EQ/Conservative Allocation	6,107	6,552	7,070	7,177	7,335
EQ/Conservative-Plus Allocation	40	34	52	213	221
EQ/Core Bond Index	102,234	119,993	119,596	127,674	129,504
EQ/Core Plus Bond	12,967	14,053	14,605	15,093	14,710
EQ/Global Equity Managed Volatility	1,639	1,959	1,901	2,143	2,171
EQ/Intermediate Government Bond	44,275	47,085	47,725	49,276	51,443
EQ/Janus Enterprise	31,029	33,610	35,665	33,820	40,246
EQ/Large Cap Growth Managed Volatility	43,983	52,954	51,757	54,829	56,180
EQ/Large Cap Value Index	51,301	56,688	56,940	58,122	56,992
EQ/Large Cap Value Managed Volatility	8,175	8,436	9,080	10,447	11,343
EQ/Loomis Sayles Growth	171,908	191,976	205,131	223,645	234,877
EQ/MFS International Growth	75,159	102,177	92,616	95,472	94,204
EQ/Mid Cap Index	16,937	19,068	19,275	21,907	22,812
EQ/Mid Cap Value Managed Volatility	62,414	71,586	72,575	79,055	78,943
EQ/Moderate Allocation	14,300	14,733	15,184	16,042	15,956
EQ/Moderate-Plus Allocation	21,587	23,027	24,526	25,824	27,662
EQ/Money Market	221,073	240,375	235,919	273,330	283,254
EQ/Morgan Stanley Small Cap Growth	100,456	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	21,823	21,959	26,453	27,879	28,560
EQ/Quality Bond PLUS	26,788	32,359	30,149	31,758	31,293
EQ/Small Company Index	3,214	3,191	3,232	3,306	3,331
EQ/T. Rowe Price Growth Stock	181,190	196,815	206,920	231,274	255,272
EQ/UBS Growth & Income	0	89,459	96,902	99,214	108,391

FSA-44

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Units Outstanding	2020	2019	2018	2017	2016
Fidelity® VIP Contrafund® Portfolio	88,164	96,963	100,363	107,218	115,494
Franklin Income VIP Fund	54,168	57,161	62,976	67,753	69,211
Franklin Rising Dividends VIP Fund	3,096	2,752	3,014	3,841	3,898
Invesco Oppenheimer Global Fund/VA	10,202	10,470	10,897	11,280	11,928
Invesco V.I. Diversified Dividend Fund	7,157	7,242	7,754	7,715	7,648
Invesco V.I. Global Core Equity Fund	5,542	5,751	5,946	6,062	6,281
Invesco V.I. Health Care Fund	5,879	8,797	7,792	9,197	9,295
Invesco V.I. Technology Fund	760	824	1,003	1,140	1,173
Janus Henderson Balanced Portfolio	27,662	29,965	31,601	33,938	35,274
Janus Henderson Enterprise Portfolio	81,510	88,235	95,452	99,652	102,598
Janus Henderson Forty Portfolio	39,045	43,228	47,628	50,054	55,254
Janus Henderson Global Research Portfolio	108,562	123,802	126,199	134,947	142,664
Janus Henderson Overseas Portfolio	11,624	11,933	11,848	13,079	13,105
MFS® Utilities Series	4,678	5,181	5,448	7,175	7,407
PIMCO Global Bond Opportunities Portfolio (Unhedged)	11,984	17,456	17,867	19,845	19,367

Unit Value	2020		2019		2018		2017		2016
	Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	$22.28	$31.42	$23.48	$33.03	$19.01	$26.68	$21.66	$30.32	$18.81	$26.27
1290 VT GAMCO Small Company Value	56.00	122.70	51.31	112.89	41.75	92.21	49.63	110.05	42.89	95.51
1290 VT Socially Responsible	21.78	31.98	18.27	26.83	14.12	20.73	14.86	21.82	12.40	18.24
BNY Mellon Stock Index Fund, Inc.	31.68	35.16	27.05	29.90	20.77	22.87	21.95	24.07	18.19	19.87
CharterSM Small Cap Growth	25.71	31.68	24.32	29.89	18.40	22.54	19.50	23.82	15.78	19.22
EQ/AB Small Cap Growth	44.00	44.00	32.55	32.55	25.63	25.63	28.01	28.01	22.98	22.98
EQ/Aggressive Allocation	18.61	19.65	16.25	17.08	13.15	13.77	14.51	15.14	12.28	12.76
EQ/All Asset Growth Allocation	19.54	28.31	17.51	25.41	14.80	21.49	16.12	23.43	14.00	20.37
EQ/BlackRock Basic Value Equity	29.92	29.92	29.20	29.20	23.74	23.74	25.90	25.90	24.04	24.04
EQ/Capital Group Research	12.96	48.97	29.19	39.86	22.04	30.10	23.25	31.75	18.60	25.40
EQ/Conservative Allocation	14.00	14.78	13.14	13.82	12.12	12.70	12.41	12.94	11.91	12.38
EQ/Conservative-Plus Allocation	15.43	15.43	14.13	14.13	12.54	12.54	13.12	13.26	12.15	12.26
EQ/Core Bond Index	12.58	17.55	11.95	16.60	11.33	15.68	11.39	15.69	11.31	15.52
EQ/Core Plus Bond	15.75	18.46	13.76	16.13	12.92	15.14	13.03	15.27	12.79	14.99
EQ/Global Equity Managed Volatility	53.71	53.71	47.30	47.30	38.01	38.01	43.55	43.55	34.77	34.77
EQ/Intermediate Government Bond	13.97	17.98	13.44	17.37	12.95	16.80	12.89	16.79	12.89	16.85
EQ/Janus Enterprise	31.46	66.62	26.65	56.27	19.66	41.38	20.15	42.28	15.85	33.17
EQ/Large Cap Growth Managed Volatility	39.47	41.97	30.13	31.90	22.70	23.94	23.57	24.76	18.38	19.23
EQ/Large Cap Value Index	29.20	32.54	28.75	31.95	23.04	25.52	25.45	28.11	22.67	24.96
EQ/Large Cap Value Managed Volatility	22.74	28.52	21.66	27.08	17.38	21.66	19.42	24.13	17.17	21.27
EQ/Loomis Sayles Growth	37.78	57.02	29.07	45.58	22.30	34.83	23.16	36.03	17.34	26.86
EQ/MFS International Growth	20.27	30.78	17.63	26.88	13.91	21.29	15.40	23.67	11.70	18.06
EQ/Mid Cap Index	38.76	39.80	34.57	35.39	27.75	28.32	31.63	32.19	27.51	27.97
EQ/Mid Cap Value Managed Volatility	30.01	31.05	28.78	29.69	22.88	23.54	26.57	27.24	23.81	24.34
EQ/Moderate Allocation	15.85	16.73	14.35	15.09	12.52	13.11	13.24	13.81	12.02	12.48
EQ/Moderate-Plus Allocation	17.50	18.47	15.45	16.25	12.97	13.59	14.03	14.64	12.30	12.78
EQ/Money Market	10.53	11.20	10.59	11.22	10.51	11.09	10.46	10.99	10.49	10.98
EQ/Morgan Stanley Small Cap Growth	18.75	47.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	13.00	13.52	12.90	13.46	12.63	13.21	12.55	13.17	12.36	13.01
EQ/Quality Bond PLUS	19.16	22.17	18.20	21.07	17.34	20.10	17.43	20.23	17.31	20.10
EQ/Small Company Index	45.12	45.12	37.81	37.81	30.31	30.31	34.29	34.29	30.18	30.18
FSA-45

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Unit Value	2020		2019		2018		2017		2016
	Low	High	Low	High	Low	High	Low	High	Low	High
EQ/T. Rowe Price Growth Stock	$35.07	$59.90	$25.85	$44.20	$19.85	$33.97	$20.30	$34.79	$15.32	$26.28
EQ/UBS Growth & Income	22.51	32.88	24.18	35.19	17.81	25.81	20.73	29.91	17.22	24.75
Fidelity® VIP Contrafund® Portfolio	46.89	50.52	36.22	38.87	27.76	29.67	29.92	31.84	24.75	26.24
Franklin Income VIP Fund	17.62	27.85	17.62	27.76	15.28	24.00	16.07	25.17	14.75	23.03
Franklin Rising Dividends VIP Fund	43.82	43.82	37.92	37.92	29.44	29.44	31.13	31.13	25.91	25.91
Invesco Oppenheimer Global Fund/VA	50.49	50.49	39.79	39.79	30.38	30.38	35.20	35.20	25.91	25.91
Invesco V.I. Diversified Dividend Fund	15.10	15.10	15.18	15.18	12.21	12.21	13.30	13.30	12.33	12.33
Invesco V.I. Global Core Equity Fund	22.04	22.04	19.59	19.59	15.75	15.75	18.72	18.72	15.33	15.33
Invesco V.I. Health Care Fund	41.42	41.42	36.42	39.85	27.67	30.18	27.60	30.02	23.98	26.00
Invesco V.I. Technology Fund	43.70	43.70	30.10	30.10	22.30	22.30	22.55	22.55	16.79	16.79
Janus Henderson Balanced Portfolio	38.57	41.63	33.96	36.55	27.89	29.92	27.88	29.82	23.69	25.27
Janus Henderson Enterprise Portfolio	26.75	54.11	22.47	45.63	16.64	33.93	16.77	34.33	13.21	27.15
Janus Henderson Forty Portfolio	46.17	49.17	33.24	57.99	24.32	42.52	23.93	41.95	18.43	32.38
Janus Henderson Global Research Portfolio	16.43	19.17	13.78	16.03	10.76	12.46	11.64	13.43	9.23	10.61
Janus Henderson Overseas Portfolio	32.16	34.72	27.90	30.03	22.17	23.78	26.29	28.13	20.23	21.58
MFS® Utilities Series	59.61	61.08	56.48	58.05	45.32	46.72	45.00	46.53	39.33	40.79
PIMCO Global Bond Portfolio Opportunities (Unhedged)	18.80	24.52	17.13	22.34	16.20	21.13	16.97	22.14	15.68	20.52

Net Assets (000's)	2020	2019	2018	2017	2016
1290 VT Equity Income	$1,253	$1,424	$1,193	$1,430	$1,286
1290 VT GAMCO Small Company Value	9,524	9,254	7,998	10,366	9,876
1290 VT Socially Responsible	350	324	304	333	292
BNY Mellon Stock Index Fund, Inc.	2,830	3,989	3,103	3,396	2,894
CharterSM Small Cap Growth	17	1,314	1,015	1,129	963
EQ/AB Small Cap Growth	290	240	201	244	206
EQ/Aggressive Allocation	223	195	162	187	157
EQ/All Asset Growth Allocation	4,768	4,617	4,046	5,058	4,724
EQ/BlackRock Basic Value Equity	156	159	144	165	156
EQ/Capital Group Research	3,243	836	673	775	642
EQ/Conservative Allocation	87	87	87	90	88
EQ/Conservative-Plus Allocation	1	0	1	3	3
EQ/Core Bond Index	1,599	1,785	1,678	1,786	1,792
EQ/Core Plus Bond	225	213	208	217	209
EQ/Global Equity Managed Volatility	88	93	72	93	75
EQ/Intermediate Government Bond	677	693	680	699	734
EQ/Janus Enterprise	1,216	1,104	863	958	781
EQ/Large Cap Growth Managed Volatility	1,770	1,623	1,194	1,312	1,047
EQ/Large Cap Value Index	1,568	1,700	1,367	1,541	1,344
EQ/Large Cap Value Managed Volatility	211	206	177	225	214
EQ/Loomis Sayles Growth	7,307	6,268	5,139	5,815	4,559
EQ/MFS International Growth	1,949	2,200	1,615	1,861	1,415
EQ/Mid Cap Index	660	662	537	694	629
EQ/Mid Cap Value Managed Volatility	1,894	2,081	1,676	2,119	1,894
EQ/Moderate Allocation	231	215	193	216	194
EQ/Moderate-Plus Allocation	388	365	326	370	347

FSA-46

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Net Assets (000's)	2020	2019	2018	2017	2016
EQ/Money Market	$2,388	$2,603	$2,533	$2,908	$3,021
EQ/Morgan Stanley Small Cap Growth	1,955	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	290	290	342	359	362
EQ/Quality Bond PLUS	550	626	558	594	582
EQ/Small Company Index	145	121	98	113	101
EQ/T. Rowe Price Growth Stock	9,542	7,545	6,061	6,985	5,809
EQ/UBS Growth & Income	0	2,348	1,890	2,251	2,037
Fidelity® VIP Contrafund® Portfolio	4,258	3,618	2,869	3,301	2,939
Franklin Income VIP Fund	1,136	1,190	1,154	1,308	1,219
Franklin Rising Dividends VIP Fund	136	104	89	120	101
Invesco Oppenheimer Global Fund/VA	515	417	331	397	309
Invesco V.I. Diversified Dividend Fund	108	110	95	103	94
Invesco V.I. Global Core Equity Fund	122	113	94	114	96
Invesco V.I. Health Care Fund	244	323	217	256	224
Invesco V.I. Technology Fund	33	25	22	26	20
Janus Henderson Balanced Portfolio	1,074	1,024	886	955	844
Janus Henderson Enterprise Portfolio	2,609	2,371	1,903	2,011	1,613
Janus Henderson Forty Portfolio	2,077	1,653	1,334	1,396	1,184
Janus Henderson Global Research Portfolio	1,882	1,800	1,431	1,656	1,387
Janus Henderson Overseas Portfolio	387	344	271	353	272
MFS® Utilities Series	280	295	249	326	294
PIMCO Global Bond Opportunities Portfolio (Unhedged)	262	353	336	391	352
Income Ratio*	2020	2019	2018	2017	2016
1290 VT Equity Income	1.70%	2.16%	2.07%	1.64%	1.94%
1290 VT GAMCO Small Company Value	0.64	0.61	0.58	0.58	0.47
1290 VT Socially Responsible	0.70	0.85	0.98	1.01	1.05
BNY Mellon Stock Index Fund, Inc.	1.46	1.74	1.74	1.71	1.96
CharterSM Small Cap Growth	0.00	2.04	3.96	2.61	0.00
EQ/AB Small Cap Growth	0.07	0.16	0.13	0.27	0.35
EQ/Aggressive Allocation	2.62	1.61	1.62	1.53	0.92
EQ/All Asset Growth Allocation	1.44	1.74	1.74	1.46	1.26
EQ/BlackRock Basic Value Equity	1.67	1.90	1.68	1.38	1.50
EQ/Capital Group Research	0.16	0.59	0.59	0.81	0.86
EQ/Conservative Allocation	1.76	1.65	1.53	1.15	0.96
EQ/Conservative-Plus Allocation	2.24	1.38	0.62	1.21	0.98
EQ/Core Bond Index	1.39	1.94	1.84	1.58	1.48
EQ/Core Plus Bond	2.05	2.09	2.17	1.64	2.03
EQ/Global Equity Managed Volatility	0.55	1.41	1.04	1.12	0.89
EQ/Intermediate Government Bond	0.96	1.57	1.26	0.83	0.68
EQ/Janus Enterprise	0.00	0.02	0.00	0.00	0.00
EQ/Large Cap Growth Managed Volatility	0.08	0.46	0.52	0.51	0.56

FSA-47

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Income Ratio*	2020	2019	2018	2017	2016
EQ/Large Cap Value Index	1.64%	2.31%	2.12%	1.87%	1.96%
EQ/Large Cap Value Managed Volatility	1.44	1.97	2.41	1.51	1.71
EQ/Loomis Sayles Growth	0.00	0.03	0.10	0.17	0.31
EQ/MFS International Growth	0.38	1.34	0.91	0.84	0.95
EQ/Mid Cap Index	0.91	1.15	1.16	0.90	1.06
EQ/Mid Cap Value Managed Volatility	0.94	1.45	1.27	1.07	1.19
EQ/Moderate Allocation	2.13	1.66	1.59	1.28	0.84
EQ/Moderate-Plus Allocation	2.33	1.59	1.64	1.37	0.84
EQ/Money Market	0.20	1.47	1.17	0.38	0.00
EQ/Morgan Stanley Small Cap Growth	0.00	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	0.76	2.11	1.92	1.26	0.96
EQ/Quality Bond PLUS	1.27	1.66	1.68	1.22	1.10
EQ/Small Company Index	0.90	1.15	1.04	1.06	1.07
EQ/T. Rowe Price Growth Stock	0.00	0.00	0.00	0.00	0.00
EQ/UBS Growth & Income	0.35	0.50	0.37	0.28	0.80
Fidelity® VIP Contrafund® Portfolio	0.14	0.37	0.64	0.91	0.70
Franklin Income VIP Fund	5.39	5.70	4.81	4.11	4.76
Franklin Rising Dividends VIP Fund	1.13	1.32	1.24	1.47	1.39
Invesco Oppenheimer Global Fund/VA	0.41	0.64	0.80	0.72	0.73
Invesco V.I. Diversified Dividend Fund	2.82	2.90	2.47	1.67	1.31
Invesco V.I. Global Core Equity Fund	1.22	1.44	1.14	1.16	1.04
Invesco V.I. Health Care Fund	0.29	0.05	0.00	0.39	0.00
Invesco V.I. Technology Fund	0.00	0.00	0.00	0.00	0.00
Janus Henderson Balanced Portfolio	1.76	1.95	2.23	1.62	2.18
Janus Henderson Enterprise Portfolio	0.06	0.21	0.26	0.26	0.15
Janus Henderson Forty Portfolio	0.24	0.13	0.00	0.00	0.00
Janus Henderson Global Research Portfolio	0.65	1.02	1.19	0.83	1.07
Janus Henderson Overseas Portfolio	1.05	1.85	1.69	1.63	4.56
MFS® Utilities Series	2.26	4.13	1.03	4.40	3.92
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2.10	2.50	6.36	2.02	1.54

Expense Ratio **	2020		2019		2018		2017		2016
	Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%
1290 VT GAMCO Small Company Value	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
1290 VT Socially Responsible	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
BNY Mellon Stock Index Fund, Inc.	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
CharterSM Small Cap Growth	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/AB Small Cap Growth	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
EQ/Aggressive Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/All Asset Growth Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/BlackRock Basic Value Equity	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Capital Group Research	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative-Plus Allocation	0.75	0.75	0.75	0.75	0.65	0.75	0.65	0.75	0.65	0.75
EQ/Core Bond Index	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75

FSA-48

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Expense Ratio **	2020		2019		2018		2017		2016
	Low	High	Low	High	Low	High	Low	High	Low	High
EQ/Core Plus Bond	0.35%	0.65%	0.35%	0.65%	0.35%	0.65%	0.35%	0.65%	0.35%	0.65%
EQ/Global Equity Managed Volatility	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
EQ/Intermediate Government Bond	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Janus Enterprise	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Large Cap Growth Managed Volatility	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Large Cap Value Index	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Large Cap Value Managed Volatility	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Loomis Sayles Growth	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/MFS International Growth	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Mid Cap Index	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Mid Cap Value Managed Volatility	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Moderate Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Moderate-Plus Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Money Market	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Morgan Stanley Small Cap Growth	0.35	0.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Quality Bond PLUS	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Small Company Index	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/T. Rowe Price Growth Stock	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/UBS Growth & Income	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Fidelity® VIP Contrafund® Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Franklin Income VIP Fund	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
Franklin Rising Dividends VIP Fund	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco Oppenheimer Global Fund/VA	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Diversified Dividend Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Invesco V.I. Global Core Equity Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Invesco V.I. Health Care Fund	0.65	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
Invesco V.I. Technology Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Janus Henderson Series Balanced Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Enterprise Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Forty Portfolio	0.35	0.65	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Global Research Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Overseas Portfolio	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
MFS® Utilities Series	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65

Total Return***	Share Class+	2020		2019		2018		2017		2016
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	–5.11%	–5.11%	23.47%	23.47%	–12.22%	–12.22%	15.15%	15.15%	12.31%	12.31%
1290 VT Equity Income	B	–5.25%	–4.87%	23.29%	23.78%	–12.35%	–12.00%	14.98%	15.44%	12.14%	12.59%
1290 VT GAMCO Small Company Value	B	8.69%	9.13%	22.43%	22.92%	–16.22%	–15.88%	15.23%	15.69%	22.35%	22.84%
1290 VT Socially Responsible	A	19.06%	19.54%	29.29%	29.81%	–5.09%	–4.71%	19.51%	19.98%	9.14%	9.57%
1290 VT Socially Responsible	B	19.18%	19.18%	29.42%	29.42%	–4.99%	–4.99%	19.62%	19.62%	9.25%	9.25%
BNYMellon Stock Index Fund, Inc.	Initial	17.13%	17.60%	30.20%	30.73%	–5.35%	–4.97%	20.63%	21.12%	10.87%	11.32%
CharterSM Small Cap Growth	B	5.58%	6.01%	32.05%	32.58%	–5.74%	–5.36%	23.43%	23.93%	8.54%	8.97%
EQ/AB Small Cap Growth	A	35.18%	35.59%	26.97%	26.97%	–8.48%	–8.48%	21.88%	21.88%	11.85%	11.85%
EQ/Aggressive Allocation	B	14.54%	14.99%	23.56%	24.05%	–9.40%	–9.04%	18.21%	18.68%	7.98%	8.41%

FSA-49

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Total Return***	Share Class+	2020		2019		2018		2017		2016
		Low	High	Low	High	Low	High	Low	High	Low	High
EQ/All Asset Growth Allocation	B	11.45%	11.89%	18.21%	18.68%	–8.25%	–7.88%	15.03%	15.49%	8.75%	9.18%
EQ/BlackRock Basic Value Equity	B	2.46%	2.46%	23.00%	23.00%	–8.34%	–8.34%	7.73%	7.73%	17.55%	17.55%
EQ/Capital Group Research	A	N/A	N/A	31.89%	32.42%	–5.55%	–5.17%	24.50%	25.00%	7.61%	8.04%
EQ/Conservative Allocation	B	6.51%	6.94%	8.42%	8.86%	–2.30%	–1.91%	4.17%	4.58%	2.16%	2.57%
EQ/Conservative-Plus Allocation	B	9.17%	9.17%	12.63%	12.63%	–4.37%	–4.37%	8.01%	8.12%	3.95%	4.06%
EQ/Core Bond Index	A	5.27%	5.70%	5.47%	5.89%	–0.51%	–0.11%	0.71%	1.11%	0.62%	1.03%
EQ/Core Plus Bond	A	14.12%	14.46%	6.22%	6.54%	–1.15%	–0.85%	1.58%	1.88%	2.27%	2.57%
EQ/Global Equity Managed Volatility	A	13.54%	13.54%	24.46%	24.46%	–12.73%	–12.73%	25.27%	25.27%	3.80%	3.80%
EQ/Intermediate Government Bond	A	3.52%	3.94%	3.39%	3.80%	0.07%	0.48%	–0.41%	–0.01%	–0.30%	0.10%
EQ/Janus Enterprise	A	18.05%	18.40%	35.58%	35.98%	–2.43%	–2.13%	27.08%	27.46%	–4.95%	–4.67%
EQ/Large Cap Growth Managed Volatility	B	31.03%	31.55%	32.72%	33.25%	–3.70%	–3.32%	28.25%	28.77%	4.72%	5.14%
EQ/Large Cap Value Index	A	1.55%	1.85%	24.81%	25.19%	–9.48%	–9.21%	12.27%	12.61%	15.72%	16.07%
EQ/Large Cap Value Managed Volatility	A	5.00%	5.31%	24.63%	25.00%	–10.51%	–10.24%	13.12%	13.46%	14.57%	14.92%
EQ/Loomis Sayles Growth	B	29.94%	30.46%	30.36%	30.88%	–3.71%	–3.32%	33.59%	34.12%	6.02%	6.44%
EQ/MFS International Growth	B	14.48%	14.94%	26.29%	26.80%	–10.05%	–9.69%	31.07%	31.60%	1.22%	1.62%
EQ/Mid Cap Index	A	12.12%	12.46%	24.57%	24.94%	–12.27%	–12.00%	14.74%	15.08%	19.14%	19.49%
EQ/Mid Cap Value Managed Volatility	A	4.29%	4.60%	25.77%	26.14%	–13.86%	–13.60%	11.60%	11.93%	16.91%	17.26%
EQ/Moderate Allocation	B	10.43%	10.87%	14.67%	15.13%	–5.48%	–5.10%	10.22%	10.66%	4.57%	4.99%
EQ/Moderate-Plus Allocation	B	13.25%	13.70%	19.10%	19.57%	–7.54%	–7.16%	14.04%	14.49%	6.47%	6.90%
EQ/Money Market	A	–0.55%	–0.15%	0.76%	1.16%	0.51%	0.92%	–0.35%	0.05%	–0.74%	–0.35%
EQ/Morgan Stanley Small Cap Growth		74.75%	75.14%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	B	0.46%	0.76%	1.89%	2.19%	0.30%	0.60%	1.23%	1.53%	1.33%	1.64%
EQ/Quality Bond PLUS	B	5.18%	5.60%	4.84%	5.26%	–0.63%	–0.23%	0.64%	1.04%	0.42%	0.82%
EQ/Small Company Index	A	19.31%	19.31%	24.78%	24.78%	–11.62%	–11.62%	13.61%	13.61%	20.11%	20.11%
EQ/T. Rowe Price Growth Stock	B	35.53%	36.08%	30.12%	30.64%	–2.36%	–1.96%	32.37%	32.90%	0.59%	0.99%
EQ/UBS Growth & Income	B	–6.93%	–6.55%	35.78%	36.32%	–14.07%	–13.72%	20.38%	20.86%	9.33%	9.76%
Fidelity® VIP Contrafund® Portfolio	Service	29.46%	29.97%	30.47%	30.99%	–7.19%	–6.82%	20.86%	21.34%	7.11%	7.54%
Franklin Income VIP Fund	Class 2	0.04%	0.34%	15.31%	15.65%	–4.93%	–4.64%	8.96%	9.29%	13.29%	13.63%
Franklin Rising Dividends VIP Fund	Class 2	15.57%	15.57%	28.78%	28.78%	–5.41%	–5.41%	20.14%	20.14%	15.64%	15.64%
Invesco Oppenheimer Global Fund/VA	Service	26.89%	26.89%	30.99%	30.99%	–13.70%	–13.70%	35.84%	35.84%	–0.50%	–0.50%
Invesco V.I. Diversified Dividend Fund	Series I	–0.51%	–0.51%	24.28%	24.28%	–8.18%	–8.18%	7.87%	7.87%	14.07%	14.07%
Invesco V.I. Global Core Equity Fund	Series I	12.49%	12.49%	24.39%	24.39%	–15.87%	–15.87%	22.11%	22.11%	6.13%	6.13%

FSA-50

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2020

7.  FINANCIAL HIGHLIGHTS

Total Return***	Share Class+	2020		2019		2018		2017		2016
		Low	High	Low	High	Low	High	Low	High	Low	High
Invesco V.I. Health Care Fund	Series I	13.72%	13.72%	31.65%	32.04%	0.25%	0.55%	15.08%	15.42%	–12.03%	–11.77%
Invesco V.I. Technology Fund	Series I	45.17%	45.17%	35.00%	35.00%	–1.10%	–1.10%	34.26%	34.26%	–1.40%	–1.40%
Janus Henderson Balanced Portfolio	Institutional	13.46%	13.91%	21.67%	22.16%	–0.08%	0.33%	17.55%	18.02%	3.82%	4.24%
Janus Henderson Enterprise Portfolio	Institutional	18.58%	19.06%	34.47%	35.01%	–1.16%	–0.76%	26.47%	26.98%	11.53%	11.97%
Janus Henderson Forty Portfolio	Institutional	38.36%	38.91%	36.14%	36.68%	1.22%	1.62%	29.34%	29.86%	1.43%	1.84%
Janus Henderson Forty Portfolio	Service	38.13%	38.55%	35.97%	36.37%	1.06%	1.36%	29.16%	29.54%	1.28%	1.59%
Janus Henderson Global Research Portfolio	Institutional	19.16%	19.64%	28.08%	28.59%	–7.57%	–7.19%	26.08%	26.58%	1.30%	1.71%
Janus Henderson Overseas Portfolio	Service	15.27%	15.62%	25.89%	26.26%	–15.69%	–15.43%	29.96%	30.35%	–7.31%	–7.03%
MFS® Utilities Series	Initial Class	5.22%	5.53%	24.26%	24.63%	0.40%	0.70%	14.09%	14.43%	10.75%	11.08%
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	9.40%	9.73%	5.44%	5.75%	–4.82%	–4.53%	7.92%	8.25%	3.37%	3.68%

*  These amounts represent dividends excluding distributions of capital gains, received by the Variable Investment Option from the Fund, divided by the average net assets of the Variable Investment Option. These annualized ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Fund in which the Variable Investment Options invest.

**  These ratios represent the annualized contract expenses of the Variable Investment Option, consisting primarily of mortality and risk expenses, for each period indicated. The annualized ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the respective Portfolio are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized.

+  Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

8.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2020, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-51

INDEPENDENT AUDITORS' REPORT

The Board of Directors
MONY Life Insurance Company:

We have audited the accompanying financial statements of MONY Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by MONY Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of MONY Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of MONY Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for the years then ended, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments — Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission's Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
April 23, 2021

Report of Independent Auditors

To the Board of Directors of
MONY Life Insurance Company:

We have audited the accompanying statutory financial statements of MONY Life Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the "Company"), which comprise the statutory statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Serbices, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1 and 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United

States of America, the results of the Company's operations or its cash flows for the year ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the Company's operations and its cash flows for the year ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
May 22, 2019

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2020	2019
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (fair value: 2020 — $5,964,343; 2019 — $5,813,525)	$5,131,966	$5,358,777
Preferred stocks (fair value: 2020 — $14,917; 2019 — $49,505)	14,770	50,737
Common stocks-unaffiliated (cost: 2020 — $1,390; 2019 — $968)	1,390	968
Mortgage loans on real estate	345,184	303,516
Contract loans	619,462	665,120
Cash	26,748	15,540
Cash equivalents	92,202	43,930
Other invested assets	143,315	116,415
Receivable for securities	266	423
Total cash and investments	6,375,303	6,555,426
Amounts recoverable from reinsurers	3,067	1,826
Deferred and uncollected premiums	29,307	32,225
Investment income due and accrued	73,310	78,097
Deferred tax asset	46,315	44,898
Current federal income tax recoverable	1,540	1,954
Other assets	8,864	10,118
Assets held in Separate Accounts	167,821	162,683
Total admitted assets	$6,705,527	$6,887,227
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$5,657,666	$5,835,760
Accident and health	6,757	7,098
Liability for deposit-type contracts	244,896	251,139
Policy and contract claims:
Life	86,874	67,114
Accident and health	331	351
Other policyholders' funds and policy and contract liabilities	86,856	93,242
Interest maintenance reserve (IMR)	15,513	18,707
General expenses due and accrued	23	15
Transfers from Separate Accounts due or accrued, net	(175)	(296)
Taxes, licenses and fees due or accrued	3,114	3,308
Remittances and items not allocated	2,819	3,199
Asset valuation reserve (AVR)	29,184	37,480
Payable to parent, subsidiaries, and affiliates	3,571	4,229
Other liabilities	28,841	13,696
Liabilities held in Separate Accounts	167,810	162,663
Total liabilities	6,334,080	6,497,705
Capital and surplus:
Common stock, $1.00 par value; 2,500,000 shares authorized; 2,500,000 shares issued and outstanding	2,500	2,500
Surplus notes	1,091	1,091
Gross paid-in and contributed surplus	325,988	325,988
Group contingency life reserve	250	275
Unassigned funds — surplus	41,618	59,668
Total capital and surplus	371,447	389,522
Total liabilities and capital and surplus	$6,705,527	$6,887,227

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Revenue:
Premiums and annuity considerations	$197,843	$209,461	$217,150
Considerations for supplementary contracts with life contingencies	2,640	1,964	2,611
Net investment income	263,379	279,611	285,625
Commissions and expense allowances on reinsurance ceded	1,471	1,661	1,859
Amortization of interest maintenance reserve	3,081	3,387	4,038
Net loss from operations from Separate Accounts	(9)	(11)	(16)
Reserve adjustments on reinsurance ceded	(298)	(169)	(961)
Other income	4,736	5,095	5,443
Total revenue	472,843	500,999	515,750
Benefits and expenses:
Death and annuity benefits	289,788	261,917	248,598
Accident and health benefits	4,638	5,101	5,119
Surrender benefits and other fund withdrawals	226,830	210,999	233,981
Other policy and contract benefits	12,820	11,915	13,287
Decrease in aggregate reserves	(177,534)	(132,671)	(137,075)
Commissions	4,007	4,293	4,597
General expenses	15,050	15,134	17,770
Insurance taxes, licenses, and fees	4,189	4,415	3,549
Transfers from Separate Accounts, net	(15,073)	(9,105)	(13,445)
Other expenses, net	4,035	1,553	755
Total benefits and expenses	368,750	373,551	377,136
Net income from operations before dividends to policyholders and federal income taxes	104,093	127,448	138,614
Dividends to policyholders	80,757	84,416	87,565
Federal income taxes	(645)	4,578	5,319
Net income from operations	23,981	38,454	45,730
Net realized capital losses (less $84, $1,349, and $1,421 capital gains tax in 2020, 2019, and 2018, respectively, and excluding $(113), $2,484, and $3,104 transferred to the IMR in 2020, 2019, and 2018, respectively)	(16,497)	(9,754)	(2,578)
Net income	$7,484	$28,700	$43,152
See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2017	$433,752
Net income	43,152
Change in net unrealized capital gains and losses, net of capital gains tax of $(206)	(773)
Change in nonadmitted assets and related items	4,621
Change in asset valuation reserve	1,565
Change in net deferred income tax	(6,910)
Dividend to parent	(61,000)
Capital and surplus, December 31, 2018	414,407
Net income	28,700
Change in net unrealized capital gains and losses, net of capital gains tax of $(263)	988
Change in nonadmitted assets and related items	(17,756)
Change in reserve on account of change in valuation basis	(498)
Change in asset valuation reserve	1,407
Dividend to parent	(41,000)
Capital and surplus, December 31, 2019	389,522
Net income	7,484
Change in nonadmitted assets and related items	3,605
Change in reserve on account of change in valuation basis	901
Change in asset valuation reserve	8,296
Change in net deferred income tax	(359)
Change in liability for reinsurance in unauthorized and certified companies	(2)
Dividend to parent	(38,000)
Capital and surplus, December 31, 2020	$371,447

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$203,449	$213,382	$222,627
Net investment income	264,016	279,425	288,009
Miscellaneous income	6,176	6,898	7,194
Benefit and loss related payments	(513,536)	(493,981)	(488,503)
Commissions and expenses paid	(23,941)	(25,049)	(27,215)
Net transfers from Separate Accounts	15,195	8,838	13,582
Dividends paid to policyholders	(87,242)	(89,761)	(88,954)
Federal and foreign income taxes	976	(3,954)	(5,500)
Net cash from operations	(134,907)	(104,202)	(78,760)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	651,107	468,980	425,040
Stocks	33,862	26,799	8,393
Mortgage loans	7,253	20,780	37,385
Miscellaneous proceeds	159	0	7,751
Total investment proceeds	692,381	516,559	478,569
Cost of investments acquired:
Bonds	(437,316)	(365,242)	(239,091)
Stocks	(423)	(9,599)	(36)
Mortgage loans	(46,340)	(51,210)	(53,495)
Other invested assets	(26,900)	(9,928)	0
Miscellaneous applications	0	(285)	0
Total investments acquired	(510,979)	(436,264)	(292,622)
Net decrease in contract loans and premium notes	45,657	32,225	32,585
Net cash from investments	227,059	112,520	218,532

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Cash from financing and miscellaneous sources
Cash provided (applied):
Borrowed funds	$10,851	$(13,289)	$13,289
Net withdrawals on deposit-type contracts	(7,852)	(7,741)	(6,208)
Dividends to parent	(38,000)	(41,000)	(61,000)
Other cash provided (applied), net	2,329	(623)	5,631
Net cash from financing and miscellaneous sources	(32,672)	(62,653)	(48,288)
Net change in cash, cash equivalents, and short term investments	59,480	(54,335)	91,484
Cash, cash equivalents, and short term investments, beginning of year	59,470	113,805	22,321
Cash, cash equivalents, and short term investments, end of year	$118,950	$59,470	$113,805
Non-cash exchanges of securities (Investing activities)	$100,311	$94,264	$150,261
Non-cash change in retained asset account (Operations, Financing and Miscellaneous sources)	$1,609	$6,727	$5,409
Non-cash change in reinsurance loss contingency reserve	$3,649	$0	$0

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL

Basis of Presentation — The statutory basis financial statements of MONY Life Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. PLC is a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi Life"), a kabushiki kaisha organized under the laws of Japan. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, Protective Life and Annuity Insurance Company, Shades Creek Captive Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The Accounting Practices and Procedures Manual, effective January 1, 2001 ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the State of New York, subject to any deviations prescribed or permitted by the New York Superintendent of Financial Services ("the Superintendent").

The Company had no permitted practices as of December 31, 2020 and 2019 or for each of the years in the three-year period ended December 31, 2020.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Acquisition of the Company by PLICO on October 1, 2013 — PLICO purchased the Company on October 1, 2013. The Company was previously owned by AXA Equitable Financial Services, LLC ("AEFS"), a wholly-owned subsidiary of AXA Financial, Inc. ("AXA"). Pursuant to the master agreement (the "Master Agreement") dated April 11, 2013 with AXA and AEFS, PLICO acquired the stock of the Company from AEFS.

Nature of Operations — The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. During 2005, new sales of the Company's products were discontinued, except for certain variable and fixed annuities in limited markets, interest-sensitive whole life insurance and group term life insurance. As part of the acquisition by PLICO, the Company no longer writes new business, but continues to service existing business.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Summary of Significant Accounting Policies — The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in net unrealized capital gains and losses in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock fair values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or fair values, depending on the assigned NAIC designation. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in net unrealized capital gains and losses in unassigned funds.

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in net unrealized capital gains and losses in unassigned funds.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Investments Policy Committee (IPC). The Company reviews the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

The Company's investments in surplus notes with an NAIC Credit Rating Providers ("NAIC CRP") designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as "Other invested assets".

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment ("OTTI") exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

Policyholders' Dividends

A portion of the Company's business has been issued on a participating basis. The amount of policyholders' dividends to be paid is determined annually by the Company's Board of Directors, and is included in "Dividends to policyholders" shown in the Company's Statements of Operations. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management's judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 18) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the stockholder of the Company.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Aggregate Reserves for Policies and Contracts

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners' Reserve Valuation Method and Commissioners' Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves for life insurance products ranged from 2.25% to 6.00% in 2020, 2019, and 2018. Interest rates ranged from 2.0% to 11.5%, 2.25% to 11.5%, and 3.0% to 11.25% for annuity and supplementary contract reserves in 2020, 2019, and 2018, respectively.

Pension reserves are generally established at an amount equal to the total experience funds or contract holders' balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contract holders' balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Substandard policies are valued from basic actuarial principles using the policy's substandard rating.

As of December 31, 2020 and 2019, the Company had $131.0 million and $143.4 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $4.2 million and $4.7 million net of reinsurance as of December 31, 2020 and 2019, respectively, and are reported in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

The Company has no material details of other net change in reserves to report.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 54, "Individual and Group Accident and Health Contracts."

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR")

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturities. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in "Amounts recoverable from reinsurers" and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective "Premiums and annuity considerations" and "Death and annuity benefits" in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in "Commissions and expense allowances on reinsurance ceded" in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The majority of securities in the Company's Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 14 for further information regarding the Company's Separate Accounts.

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant statutory accounting practices ("SAP") and their difference to GAAP, is as follows:

(1)  The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

(2)  Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

(3)  Under SAP rules that precede Principles Based Reserves ("PBR"), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under NAIC Valuation Manual 20, "Requirements for Principle-Based Reserves for Life Products" ("VM-20") and NAIC Valuation Manual 21, "Requirements for Principal-Based Reserves for Variable Annuities" ("VM-21"). Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance, insurance products are recognized by establishing a liability equal to the current account value of the policyholders' contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

(4)  Certain assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

(5)  Bonds and preferred stock are generally carried at amortized cost. Under GAAP, bonds and preferred stock, other than those classified as held to maturity, are carried at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

(6)  Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

(7)  Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

(8)  Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. Under GAAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

(9)  The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

(10)  The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(11)  The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

(12)  The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

(13)  Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

(14)  For reserve credits taken related to reinsurers considered "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

(15)  Market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

(16)  Goodwill of entities acquired is recorded at the parent level for NAIC SAP and amortized. Under GAAP, goodwill is recorded at the subsidiary level at cost and tested for impairment using a fair value methodology at least annually;

(17)  Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

(18)  Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. On a GAAP basis, PLC and its subsidiaries, including the Company, accounted for its February 1, 2015 acquisition by Dai-ichi Life under the acquisition method of accounting prescribed in ASC Topic 805, "Business Combinations." In accordance with this guidance, "pushdown" accounting was elected, including the initial recognition of most of PLC's and its subsidiaries' assets and liabilities at fair value as of the acquisition date. For SAP, no similar accounting or adjustments occurred on February 1, 2015. Similarly, certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting ("PGAAP") guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2020 and 2019 or for each of the years in the three-year period ended December 31, 2020; however, the differences are presumed to be material.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.  ACCOUNTING CHANGES

As of January 1, 2020, VM-21 replaced Actuarial Guideline 43 (AG43) for the valuation of statutory reserves for variable annuities. The cumulative net impact of this regulation change was a $0.9 million decrease in reserves. The change was recorded directly in "Unassigned funds — surplus" as a "Change in reserve on account of change in valuation basis". The financial statement impact of this change was to decrease "Aggregate reserves: Life policies and contracts" and increase both "Change in reserve on account of change in valuation basis", and "Unassigned funds — surplus" by $0.9 million. In accordance with the provisions of SSAP No. 3, "Accounting Changes and Corrections of Errors" ("SSAP No. 3"), the $0.9 million cumulative effect represents the January 1, 2020 impact of the change.

Effective January 1, 2020, the Company adopted SSAP No. 108, "Derivative Hedging Variable Annuity Guarantees" ("SSAP No. 108"), which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The guidance in SSAP No. 108 is not currently applicable to the Company's derivatives, and the adoption had no effect on the Company's financial statements.

Effective January 1, 2020, the Company adopted revisions to SSAP No. 22. "Leases", ("SSAP No. 22R"). SSAP No. 22R rejected U.S. GAAP guidance on operating leases, but incorporated, with modification, guidance on sale-leaseback transactions, lessor accounting and leveraged leases for all new leases, and for existing leases reassessed due to a change in terms and conditions. The adoption of these revisions had no effect on the Company's financial statements.

Effective June 30, 2020, the Company adopted revisions to SSAP No. 105, "Working Capital Finance Investments" ("SSAP No. 105R"), which provided substantive updates to the Working Capital Finance Investments Program requirements. The Company holds no working capital finance investments, and therefore this adoption had no effect on the Company's financial statements.

During 2019, the Company began using the 2012 Individual Annuity Reserving Report and Table for certain deferred annuity policies issued beginning in 2015, and this methodology is reflected in the Company's December 31, 2019 reserve calculations. At December 31, 2018, the Company had used the Annuity 2000 Mortality Table for these policies. The cumulative net impact of this adoption was $0.5 million. The change was treated as a "Change in reserve on account of change in valuation basis." The impact of this change was to increase "Aggregate reserves: Life policies and contracts" and decrease both "Change in reserve on account of change in valuation basis" and "Unassigned funds — surplus" by $0.5 million. In accordance with the provisions of SSAP No. 3, the $0.5 million cumulative effect represents the January 1, 2019 impact of the change.

Effective January 1, 2019, the Company adopted revisions to SSAP No. 30, "Unaffiliated Common Stock" ("SSAP No. 30R"), which update the common stock definition to include U.S. Securities and Exchange Commission registered closed-end funds and unit-investment trusts in accordance with the initiatives of the Investment Classification Project. The adoption of these revisions had no effect on the Company's financial statements.

Effective December 31, 2018, the Company adopted revisions to SSAP No. 21, "Other Admitted Assets" (SSAP No. 21R), which detail that period-certain structured settlements acquired in accordance with all state and federal laws are admitted assets. Life-contingent structured settlements and period-certain structured settlements not acquired pursuant to state and federal laws are

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.  ACCOUNTING CHANGES — (Continued)

nonadmitted assets. The adoption of these revisions did not have a material effect on the Company's financial statements.

Effective January 1, 2018, the Company adopted revisions to SSAP No. 100, "Fair Value" ("SSAP No. 100R"), which allows net asset value ("NAV") per share as a practical expedient to fair value when an SSAP specifically identifies NAV as a permitted practical expedient or when certain other conditions are met. The adoption of these revisions did not have a material effect on the Company's financial statements.

4.  INVESTMENTS

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	2020	2019	2018
	($ in thousands)
Bonds	$223,366	$236,974	$247,421
Stocks	1,957	3,703	4,040
Mortgage loans	14,039	14,140	12,263
Cash, cash equivalents, and short term investments	451	1,999	631
Contract loans	37,623	39,088	40,639
Other invested assets	6,084	4,553	1,808
Miscellaneous investment income	1	33	467
Total investment income	283,521	300,490	307,269
Investment expenses	(20,142)	(20,879)	(21,644)
Net investment income	$263,379	$279,611	$285,625

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds — When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

No amounts were excluded from investment income due and accrued as of December 31, 2020 and 2019.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018
	($ in thousands)
Bonds	$6,682	$3,456	$4,693
Preferred stocks	(2,105)	(471)	35
Other investments	(1)	(1)	(1)
Other-than-temporary impairments	(21,102)	(8,905)	(2,780)
Less:
Amounts transferred to interest maintenance reserve	(113)	2,484	3,104
Federal income taxes	84	1,349	1,421
Net realized investment losses	$(16,497)	$(9,754)	$(2,578)

Proceeds from the sales of investments in bonds and preferred stocks during 2020, 2019, and 2018 were approximately $229.0 million, $206.3 million, and $233.8 million, respectively. The Company realized gross gains of $6.7 million, $3.9 million, and $4.7 million on those sales for the years ended December 31, 2020, 2019, and 2018, respectively. The Company realized gross losses on those sales of $2.1 million, $911 thousand, and $1 thousand for the years ended December 31, 2020, 2019 and 2018, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds for the years ended December 31 is as follows:

	2020	2019	2018
	($ in thousands)
Preferred stocks	$0	$1,251	$(979)
Less:
Federal income taxes	0	263	(206)
Change in net unrealized capital gains and losses	$0	$988	$(773)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Bonds and Preferred Stocks

The statement value and estimated fair value of the Company's bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2020	($ in thousands)
Bonds:
US Government	$7,975	$236	$0	$8,211
Other governments	41,138	8,574	0	49,712
US states, territories and possessions	6,004	806	0	6,810
US political subdivisions	23,089	6,758	0	29,847
US special revenue and assessment	152,823	26,037	0	178,860
Industrial and miscellaneous	4,057,766	765,909	(5,039)	4,818,636
Total bonds, excluding loan-backed and structured securities	4,288,795	808,320	(5,039)	5,092,076
Loan-backed and structured securities:
Residential mortgage backed securities	616,267	19,707	(9)	635,965
Commercial mortgage backed securities	218,906	12,802	(3,424)	228,284
Other loan-backed and structured securities	7,998	20	0	8,018
Total loan-backed and structured securities	843,171	32,529	(3,433)	872,267
Total bonds	5,131,966	840,849	(8,472)	5,964,343
Preferred stocks	14,770	147	0	14,917
Total bonds and preferred stocks	$5,146,736	$840,996	$(8,472)	$5,979,260
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2019	($ in thousands)
Bonds:
US Government	$7,233	$101	$(4)	$7,330
Other governments	42,865	5,398	0	48,263
US states, territories and possessions	6,794	737	0	7,531
US political subdivisions	25,426	4,841	0	30,267
US special revenue and assessment	213,036	19,461	(1,105)	231,392
Industrial and miscellaneous	4,244,786	417,685	(14,589)	4,647,882
Total bonds, excluding loan-backed and structured securities	4,540,140	448,223	(15,698)	4,972,665

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2019	($ in thousands)
Loan-backed and structured securities:
Residential mortgage backed securities	$588,011	$16,408	$(276)	$604,143
Commercial mortgage backed securities	220,771	5,986	(183)	226,574
Other loan-backed and structured securities	9,855	288	0	10,143
Total loan-backed and structured securities	818,637	22,682	(459)	840,860
Total bonds	5,358,777	470,905	(16,157)	5,813,525
Preferred stocks	50,737	760	(1,992)	49,505
Total bonds and preferred stocks	$5,409,514	$471,665	$(18,149)	$5,863,030

The statement value and estimated fair value of bonds at December 31, 2020, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$200,928	$203,121
Due after 1 year through 5 years	752,904	803,912
Due after 5 years through 10 years	491,344	549,540
Due after 10 years	2,843,619	3,535,503
Total bonds, excluding loan-backed and structured securities	4,288,795	5,092,076
Total loan-backed and structured securities	843,171	872,267
Total bonds	$5,131,966	$5,964,343

The statement value and estimated fair value of bonds at December 31, 2019, by expected maturity is shown below.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$222,015	$223,638
Due after 1 year through 5 years	957,721	993,660
Due after 5 years through 10 years	506,745	535,788
Due after 10 years	2,853,659	3,219,579
Total bonds, excluding loan-backed and structured securities	4,540,140	4,972,665
Total loan-backed and structured securities	818,637	840,860
Total bonds	$5,358,777	$5,813,525

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's investment gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	($ in thousands)
2020
Bonds:
Industrial and miscellaneous	$75,331	$(4,444)	$19,624	$(595)	$94,955	$(5,039)
Total bonds, excluding loan-backed and structured securities	75,331	(4,444)	19,624	(595)	94,955	(5,039)
Loan-backed and structured securities:
Residential mortgage backed securities	5,185	(9)	0	0	5,185	(9)
Commercial mortgage backed securities	38,139	(3,424)	0	0	38,139	(3,424)
Total loan-backed and structured securities	43,324	(3,433)	0	0	43,324	(3,433)
Total bonds	118,655	(7,877)	19,624	(595)	138,279	(8,472)
Preferred stocks	0	0	0	0	0	0
Total bonds and preferred stocks	$118,655	$(7,877)	$19,624	$(595)	$138,279	$(8,472)
	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	($ in thousands)
2019
Bonds:
US Governments	$3,600	$(4)	$0	$0	$3,600	$(4)
US special revenue and assessment	53,895	(1,105)	0	0	53,895	(1,105)
Industrial and miscellaneous	103,351	(2,335)	110,938	(12,254)	214,289	(14,589)
Total bonds, excluding loan-backed and structured securities	160,846	(3,444)	110,938	(12,254)	271,784	(15,698)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	($ in thousands)
2019
Loan-backed and structured securities:
Residential mortgage backed securities	$15,003	$(48)	$29,356	$(228)	$44,359	$(276)
Commercial mortgage backed securities	36,166	(183)	0	0	36,166	(183)
Total loan-backed and structured securities	51,169	(231)	29,356	(228)	80,525	(459)
Total bonds	212,015	(3,675)	140,294	(12,482)	352,309	(16,157)
Preferred stocks	0	0	6,489	(1,992)	6,489	(1,992)
Total bonds and preferred stocks	$212,015	$(3,675)	$146,783	$(14,474)	$358,798	$(18,149)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other than temporary (please see the "Loan-backed and Structured Securities" section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts due according to the contractual terms of the securities in effect at the date of acquisition and has the intent and the ability to hold these securities until recovery. The Company recognized $21.1 million, $8.9 million, and $2.8 million of OTTIs on non-loan-backed securities during 2020, 2019, and 2018, respectively.

The Company held securities with a fair value of $19.6 million in an unrealized loss position for greater than 12 months at December 31, 2020, and the related unrealized loss of $0.6 million pertains primarily to energy securities. The Company held securities with a fair value of $146.8 million in an unrealized loss position for greater than 12 months at December 31, 2019, and the related unrealized loss of $14.5 million pertains primarily to energy, wireless, and life insurance securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company had individual bonds from the following issuers that exceeded 10% of capital and surplus as of December 31, 2020:

Carrying Value
($ in thousands)
Sequoia Mortgage Trust	$38,343

The Company had no individual bonds that exceeded 10% of capital and surplus at December 31, 2019.

As of December 31, 2020 and 2019, bonds and cash having a fair value of $9.0 million and $8.1 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2020 and 2019.

Loan-backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2020, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

For the three-year period ended December 31, 2020, the Company recognized no OTTIs for loan-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2020	2019
	($ in thousands)
a. The aggregate amount of unrealized losses:
1. Less than 12 months	$3,433	$231
2. Twelve months or longer	$0	$228
b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 months	$43,324	$51,169
2. Twelve months or longer	$0	$29,356

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company has no subprime mortgage-related risk exposure.

Prepayment Penalties and Acceleration Fees

The Company had the following prepayment penalties or acceleration fees for the years ended December 31:

	General Account	Separate Account
2020	($ in thousands)
(1) Number of CUSIPs	12	0
(2) Aggregate amount of investment income	$2,095	$0
	General Account	Separate Account
2019	($ in thousands)
(1) Number of CUSIPs	12	0
(2) Aggregate amount of investment income	$1,252	$0
	General Account	Separate Account
2018	($ in thousands)
(1) Number of CUSIPs	10	0
(2) Aggregate amount of investment income	$1,473	$0

Mortgage Loans

The Company's mortgage loan portfolio had the following concentrations by type of property as of December 31:

	Percent of Portfolio
	2020	2019
Retail	32.2%	27.7%
Hotel	23.4	26.0
Apartments	18.9	19.5
Office	13.6	14.6
Industrial	11.9	12.2
	100.0%	100.0%

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's mortgage loan portfolio had the following concentrations by location as of December 31:

	Percent of Portfolio
	2020	2019
North Carolina	16.1%	15.5%
Texas	13.8	15.1
Georgia	13.2	12.5
Illinois	11.9	12.6
Alabama	7.4	8.6
Michigan	6.5	2.4
Florida	4.6	3.5
New Jersey	4.4	5.1
Virginia	3.7	4.4
Utah	3.7	4.2
Minnesota	3.4	4.0
California	3.2	3.8
Ohio	2.9	3.5
Louisiana	2.1	2.5
Tennessee	1.2	0.0
Mississippi	1.1	1.3
New Mexico	0.8	1.0
Total	100.0%	100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2020 were 3.38% and 3.63%. The minimum and maximum lending rates for new commercial mortgage loans during 2019 were 3.88% and 5.0%.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. For loans the Company held as of December 31, 2020 and 2019, the maximum percentage of any one loan to the value of security at the time of the loan was 75% and 71%, respectively.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), was signed into law. Section 4013 of the CARES Act provides additional relief for certain loan modifications made as a result of the COVID-19 pandemic. On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law, which slightly modified and extended the original CARES Act through January 1, 2022. In conjunction with the Consolidated Appropriations Act, the NAIC Statutory Accounting Principles Working Group extended certain limited time exceptions in INT 20-03 and INT 20-07, which align with the provisions of the CARES Act, as amended, and provide relief from the requirement to assess certain loan modifications as troubled debt restructurings or more than minor modifications for certain loans modified in response to COVID-19. In consideration of this guidance, the Company has provided certain relief to certain of its commercial loan borrowers via its COVID-19 Commercial Mortgage Loan Program (the "Loan Modification Program"). As of December 31, 2020, the Company had a total of 7 loans with $136.6 million in unpaid principal balance

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

under the Loan Modification Program. The modifications under this program may include agreements to defer principal payments only or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

The Company did not restructure any debt during 2020 and 2019.

As of December 31, 2020 and 2019, the Company did not have any mortgages with interest more than 90 days past due. The Company had no allowance for credit losses and had no mortgage loans derecognized as a result of foreclosure as of December 31, 2020 and 2019. No activity occurred in the allowance for credit losses during 2020, 2019, or 2018.

As of December 31, 2020 and 2019, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company's mortgage loans of $345.2 million and $303.5 million as of December 31, 2020 and 2019, respectively, were all classified as "Commercial-All Other" and were current.

The Company had no investments in impaired loans and no allowances for credit losses as of December 31, 2020 and 2019. No activity occurred in the allowance for credit losses during 2020, 2019, or 2018. The Company recognized no OTTIs on mortgage loans during 2020, 2019, and 2018. The Company uses the loan-to-value ratio as a credit quality indicator, which is a component of the Company's ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2020 and 2019, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal.

Common Stock — Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of New York. Through its membership, the Company may receive cash advances as a result of issuing funding agreements to and entering repurchase agreements with the FHLB of New York. The Company had no advances outstanding as of December 31, 2020 and 2019.

The Company uses funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, "Deposit-Type Contracts" accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, "Debt and Holding Company Obligations".

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R, "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities".

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's aggregate totals of FHLB capital stock are as follows:

Current Year	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
(a) Membership stock-Class A	$0	$0	$0
(b) Membership stock-Class B	1,390	1,390	0
(c) Activity stock	0	0	0
(d) Excess stock	0	0	0
(e) Aggregate total	1,390	1,390	0
(f) Actual or estimated borrowing capacity as determined by the insurer	0	XXX	XXX
Prior Year-end	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
(a) Membership stock-Class A	$0	$0	$0
(b) Membership stock-Class B	968	968	0
(c) Activity stock	0	0	0
(d) Excess stock	0	0	0
(e) Aggregate total	968	968	0
(f) Actual or estimated borrowing capacity as determined by the insurer	0	XXX	XXX

Membership stock eligible and not eligible for redemption as of December 31, is as follows:

Membership stock	Current Year Total	Not Eligible for Redemption	Less than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
2020	($ in thousands)
1. Class A	$0	$0	$0	$0	$0	$0
2. Class B	1,390	1,390	0	0	0	0
Membership stock	Current Year Total	Not Eligible for Redemption	Less than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
2019	($ in thousands)
1. Class A	$0	$0	$0	$0	$0	$0
2. Class B	968	968	0	0	0	0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Restricted Assets

The Company's had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2020	2019	Increase/ (Decrease)	% of Admitted Assets
	($ in thousands)
Subject to repurchase agreements	$10,522	$0	$10,522	0.16%
Federal home loan bank capital stock	1,390	968	422	0.02
On deposit with states	8,304	7,561	743	0.12
Total restricted assets	$20,216	$8,529	$11,687	0.30%

Repurchase Agreements and Wash Sales

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2020, the Company had a "Borrowed money" obligation of $10.9 million, which represents the cash amount to be paid at the repurchase agreement's maturity on January 15, 2021. The Company has posted $10.5 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as "Bonds" as of December 31, 2020.

As of December 31, 2019, the Company had no balances outstanding or collateral posted under these agreements.

In the normal course of the Company's investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2020, 2019, and 2018.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that its cash flows will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company's parent, PLICO, if needed.

The types of repurchase agreement trades used during 2020 and 2019 are as follows:

	1	2	3	4
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
(a) Bilateral (Yes/No)	No	No	No	Yes
(b) Tri-Party (Yes/No)	No	No	No	No
	1	2	3	4
2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
(a) Bilateral (Yes/No)	Yes	Yes	Yes	No
(b) Tri-Party (Yes/No)	No	No	No	No

A summary of the maturity time frame of the maximum amount and ending balances of repurchase agreement transactions during 2020 and 2019 is as follows:

	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	0
4. > 1 Week to 1 Month	0	0	0	17,639
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0
b. Ending Balance
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	0
4. > 1 Week to 1 Month	0	0	0	10,851
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	$ in thousands
2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	0
4. > 1 Week to 1 Month	13,294	14,100	61,663	0
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0
b. Ending Balance
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	0
4. > 1 Week to 1 Month	9,275	0	12,127	0
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0

The Company had no securities "sold" and/or acquired that resulted in default during 2020 and 2019.

A summary of securities "sold" under repurchase agreement — secured borrowing during 2020 and 2019 is as follows:

	$ in thousands
2020	First Quarter			Second Quarter			Third Quarter			Fourth Quarter
a. Maximum Amount
1. BACV	$	X	XX	$	X	XX	$	X	XX	$15,521
2. Nonadmitted — Subset of BACV		XXX			XXX			XXX		0
3. Fair Value		$0			$0			$0		18,446
b. Ending Balance
1. BACV		XXX			XXX			XXX		$10,522
2. Nonadmitted — Subset of BACV		XXX			XXX			XXX		0
3. Fair Value		$0			$0			$0		11,373

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	$ in thousands
2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$0
2. Nonadmitted — Subset of BACV	XXX	XXX	XXX	0
3. Fair Value	$13,936	$14,357	$63,991	0
b. Ending Balance
1. BACV	XXX	XXX	XXX	$0
2. Nonadmitted — Subset of BACV	XXX	XXX	XXX	0
3. Fair Value	$9,360	$0	$12,504	0

As of December 31, 2020, the Company held securities "sold" under repurchase agreement — secured borrowing consisting of NAIC 1 bonds with a carrying value of $10.5 million and fair value of $11.4 million. The Company held no securities "sold" under repurchase agreement — secured borrowing as of December 31, 2019.

Details of the collateral received — secured borrowing for the years ended December 31, 2020 and 2019, is as follows:

	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash	$0	$0	$0	$17,639
2. Securities (FV)	0	0	0	0
b. Ending Balance
1. Cash	$0	$0	$0	$10,851
2. Securities (FV)	0	0	0	0
	$ in thousands
2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash	$13,294	$14,100	$61,663	$0
2. Securities (FV)	0	0	0	0
b. Ending Balance
1. Cash	$9,275	$0	$12,127	$0
2. Securities (FV)	0	0	0	0

The Company had cash collateral received — secured borrowing of $10.9 million and $0 as of December 31, 2020 and 2019, respectively.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The allocation of aggregate collateral by remaining contractual maturity as of December 31, 2020 was as follows:

Fair Value
$ in thousands
a. Overnight and Continuous	$0
b. 30 Days or Less	10,851
c. 31 to 90 Days	0
d. > 90 Days	0

The Company had no aggregate collateral as of December 31, 2019.

The Company did not receive any cash collateral that was reinvested in 2020 and 2019.

The Company recognized the following liability to return cash collateral during the years ended December 31, 2020 and 2019:

	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash(Collateral-All)	$0	$0	$0	$17,639
2. Securities collateral (FV)	0	0	0	0
b. Ending Balance
1. Cash(Collateral-All)	$0	$0	$0	$10,851
2. Securities collateral (FV)	0	0	0	0
	$ in thousands
2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash(Collateral-All)	$13,294	$14,100	$61,663	$0
2. Securities collateral (FV)	0	0	0	0
b. Ending Balance
1. Cash(Collateral-All)	$9,275	$0	$12,127	$0
2. Securities collateral (FV)	0	0	0	0

5.  INCOME TAXES

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The components of the net deferred tax asset/(deferred tax liability) ("DTA"/("DTL") at December 31 are as follows:

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$109,338	$7,072	$116,410	$112,974	$3,778	$116,752	$(3,636)	$3,294	$(342)
(b) Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
(c) Adjusted Gross Deferred Tax Assets (1a-1b)	109,338	7,072	116,410	112,974	3,778	116,752	(3,636)	3,294	(342)
(d) Deferred Tax Assets Nonadmitted	58,012	0	58,012	59,788	0	59,788	(1,776)	0	(1,776)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	51,326	7,072	58,398	53,186	3,778	56,964	(1,860)	3,294	1,434
(f) Deferred Tax Liabilities	12,083	0	12,083	12,066	0	12,066	17	0	17
(g) Net Admitted Deferred Tax Asset/ (Net Deferred Tax Liability) (1e-1f)	$39,243	$7,072	$46,315	$41,120	$3,778	$44,898	$(1,877)	$3,294	$1,417

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components — SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$0	$2,770	$2,770	$0	$3,778	$3,778	$0	$(1,008)	$(1,008)
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	39,243	4,302	43,545	41,120	0	41,120	(1,877)	4,302	2,425
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	39,243	4,302	43,545	41,120	0	41,120	(1,877)	4,302	2,425
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	48,770	XXX	XXX	51,694	XXX	XXX	(2,924)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	$12,083	$0	$12,083	$12,066	$0	$12,066	$17	$0	$17
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b)+2(c)	$51,326	$7,072	$58,398	$53,186	$3,778	$56,964	$(1,860)	$3,294	$1,434

	$ in thousands
3.	2020	2019
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	850%	874%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$395,394	$426,321

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	2020		2019		Change
	(1)	(2)	(3)	(4)	(5)	(6)
4.	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
Impact of Tax Planning Strategies
(a) Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$109,338	$7,072	$112,974	$3,778	$(3,636)	$3,294
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$51,326	$7,072	$53,186	$3,778	$(1,860)	$3,294
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
(b) Does the Company's tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

Current income taxes incurred consist of the following major components:

	$ in thousands
	(1)	(2)	(3)
1.	2020	2019	(Col 1-2) Change
(a) Federal	$(645)	$4,578	$(5,223)
(b) Foreign	0	0	0
(c) Subtotal	(645)	4,578	(5,223)
(d) Federal income tax on capital gains	84	1,349	(1,265)
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and foreign income taxes incurred	$(561)	$5,927	$(6,488)
	$ in thousands
	(1)	(2)	(3)
1.	2019	2018	(Col 1-2) Change
(a) Federal	$4,578	$5,319	$(741)
(b) Foreign	0	0	0
(c) Subtotal	4,578	5,319	(741)
(d) Federal income tax on capital gains	1,349	1,421	(72)
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and foreign income taxes incurred	$5,927	$6,740	$(813)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets

	$ in thousands
	(1)	(2)	(3)
2.	12/31/2020	12/31/2019	(Col 1-2) Change
(a) Ordinary:
(1) Discounting of unpaid losses	$0	$0	$0
(2) Unearned premium reserve	0	0	0
(3) Policyholder reserves	16,555	17,512	(957)
(4) Investments	0	0	0
(5) Deferred acquisition costs	25,782	25,249	533

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
2.	12/31/2020	12/31/2019	(Col 1-2) Change
(6) Policyholder dividends accrual	$17,253	$18,571	$(1,318)
(7) Fixed assets	0	0	0
(8) Compensation and benefits accrual	46,315	47,815	(1,500)
(9) Pension accrual	0	0	0
(10) Receivables — nonadmitted	3,433	3,827	(394)
(11) Net operating loss carryforward	0	0	0
(12) Tax credit carryforward	0	0	0
(13) Other (including items <5% of total ordinary tax assets)	0	0	0
(99) Subtotal	109,338	112,974	(3,636)
(b) Statutory valuation allowance adjustment	0	0	0
(c) Nonadmitted	58,012	59,788	(1,776)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	51,326	53,186	(1,860)
(e) Capital:
(1) Investments	7,072	3,778	3,294
(2) Net capital loss carryforward	0	0	0
(3) Real estate	0	0	0
(4) Other (including items <5% of total capital tax assets)	0	0	0
(99) Subtotal	7,072	3,778	3,294
(f) Statutory valuation allowance adjustment	0	0	0
(g) Nonadmitted	0	0	0
(h) Admitted capital deferred tax assets (2e99-2f-2g)	7,072	3,778	3,294
(i) Admitted deferred tax assets (2d+2h)	$58,398	$56,964	$1,434

Deferred Tax Liabilities

	$ in thousands
	(1)	(2)	(3)
3.	12/31/2020	12/31/2019	(Col 1-2) Change
(a) Ordinary:
(1) Investments	$2,179	$770	$1,409
(2) Fixed assets	0	0	0
(3) Deferred and uncollected premium	6,155	6,768	(613)
(4) Policyholder reserves	3,672	4,433	(761)
(5) Other (including items <5% of total ordinary tax liabilities)	77	95	(18)
(99) Subtotal	12,083	12,066	17

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
3.	12/31/2020	12/31/2019	(Col 1-2) Change
(b) Capital:	0	0	0
(1) Investments	0	0	0
(2) Real estate	0	0	0
(3) Other (including items <5% of total capital tax liabilities)	0	0	0
(99) Subtotal	0	0	0
(c) Deferred tax liabilities (3a99+3b99)	$12,083	$12,066	$17
Net deferred tax assets/liabilities (2i-3c)	$46,315	$44,898	$1,417

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statement of Changes in Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)
	12/31/2020	12/31/2019	(Col 1-2) Change
Adjusted gross deferred tax assets	$116,410	$116,752	$(342)
Total deferred tax liabilities	12,083	12,066	17
Net deferred tax assets (liabilities)	$104,327	$104,686	(359)
Tax effect of unrealized gains/(losses)			0
Change in net deferred income tax [(charge)/benefit]			$(359)
	$ in thousands
	(1)	(2)	(3)
	12/31/2019	12/31/2018	(Col 1-2) Change
Adjusted gross deferred tax assets	$116,752	$114,209	$2,543
Total deferred tax liabilities	12,066	12,534	(468)
Net deferred tax assets (liabilities)	$104,686	$101,675	3,011
Tax effect of unrealized gains/(losses)			(263)
Change in net deferred income tax [(charge)/benefit]			$3,274

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

On March 27, 2020, the CARES Act was signed into legislation and includes tax provisions relevant to businesses. Some of the significant changes include but are not limited to modifying the restrictions around carryback and utilizing net operating losses. Such provisions did not have a material impact on the Company for the tax years ended December 31, 2020, 2019, and 2018.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	$ in thousands
	2020	Effective Tax Rate (%)
Provision computed at statutory rate	$4,901	21.0%
Tax on STAT capital gains	(3,470)	(14.9)
Amortization of IMR	(647)	(2.8)
Change in non-admits	384	1.6
Nondeductible expense	7	0.0
Tax-exempt income deduction	(169)	(0.7)
Dividends received deduction	(195)	(0.8)
Prior year deferred tax true-up	(827)	(3.5)
Prior year current tax true-up	(231)	(1.0)
Rate differential on carryback of net operating loss	(125)	(0.5)
Foreign tax credit	(19)	(0.1)
STAT reserve change through surplus	189	0.8
Total	$(202)	(0.9)%
Federal and foreign income taxes incurred	$(645)	(2.8)%
Tax on capital gains/(losses)	84	0.4
Change in net deferred income taxes charge/(benefit)	359	1.5
Total statutory income taxes	$(202)	(0.9)%
	$ in thousands
	2019	Effective Tax Rate (%)
Provision computed at statutory rate	$9,037	21.0%
Tax on STAT capital gains	(1,243)	(2.9)
Amortization of IMR	(711)	(1.7)
Change in non-admits	(3,683)	(8.6)
Nondeductible expense	6	0.0
Tax-exempt income deduction	(457)	(1.1)
Prior year deferred tax true-up	(675)	(1.6)
Prior year current tax true-up	502	1.2

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	2019	Effective Tax Rate (%)
Foreign tax credit	$(18)	0.0%
STAT reserve change through surplus	(105)	(0.1)
Total	$2,653	6.2%
Federal and foreign income taxes incurred	$4,578	10.6%
Tax on capital gains/(losses)	1,349	3.1
Change in net deferred income taxes charge/(benefit)	(3,274)	(7.5)
Total statutory income taxes	$2,653	6.2%
	$ in thousands
	2018	Effective Tax Rate (%)
Provision computed at statutory rate	$10,720	21.0%
Tax on STAT capital gains	409	0.8
Amortization of IMR	(848)	(1.7)
Change in non-admits	(74)	(0.1)
Nondeductible expense	8	0.0
Dividends received deduction and tax-exempt interest	(513)	(1.0)
Prior year deferred tax true-up	2,250	4.4
Prior year current tax true-up	1,714	3.4
Foreign tax credit	(16)	0.0
Total	$13,650	26.8%
Federal and foreign income taxes incurred	$5,319	10.4%
Tax on capital gains/(losses)	1,421	2.8
Change in net deferred income taxes charge/(benefit)	6,910	13.6
Total statutory income taxes	$13,650	26.8%

As of December 31, 2020 and 2019, the Company had no operating loss and no capital loss carryforwards available to offset future net income subject to federal income taxes.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
	($ in thousands)
2018	$0	$1,421	$1,421
2019	0	1,349	1,349
2020	0	0	0
Total	$0	$2,770	$2,770

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2020 and 2019.

The Company had no state transferable tax credits as of December 31, 2020 or 2019.

The Company's federal income tax return for 2020 will be consolidated with the following entities:

Asset Protection Financial, Inc.

Chesterfield International Reinsurance Limited

Dealer Services Reinsurance, Ltd.

Empower Financial Resources, Inc.

First Protection Company

First Protection Corporation

First Protection Corporation of Florida

First Protective Insurance Group, Inc.

Golden Gate Captive Insurance Company

Golden Gate II Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company

Golden Gate V Vermont Captive Insurance Company

Investment Distributors, Inc.

New World Re

New World Warranty Corp.

ProEquities, Inc.

Protective Administrative Services, Inc.

Protective Asset Protection, Inc.

Protective Finance Corporation

Protective Finance Corporation II

Protective Finance Corporation IV

Protective Investment Advisors, Inc.

Protective Life and Annuity Insurance Company

Protective Life Corporation

Protective Life Insurance Company

Protective Property & Casualty Insurance Company

Protective Real Estate Holdings, Inc.

Shades Creek Captive Insurance Company

The Advantage Warranty Corporation

United States Warranty Corp.

USWC Holding Company

USWC Installment Program, Inc.

Warranty Business Services Corporation

West Coast Life Insurance Company

Western Diversified Services, Inc.

Western General Dealer Services, Inc.

Western General Warranty Corporation

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company recorded federal income tax receivables of $1.5 million and $2.0 million at December 31, 2020 and 2019, respectively.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not owe the Repatriation Transition Tax under the Tax Cuts and Jobs Act.

The Company does not have an Alternative Minimum Tax (AMT) credit.

6.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

The Company received no capital contributions in 2020, 2019, and 2018.

During the fourth quarter of 2020, the Company paid an ordinary dividend in the amount of $38.0 million to its parent, PLICO. During the third quarter of 2019, the Company paid an ordinary dividend in the amount of $41.0 million to PLICO. In the second quarter of 2018, the Company paid an ordinary dividend in the amount of $61.0 million to its parent, PLICO. The payment of this dividend required that notification be provided to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment. Accordingly, the Company provided this notification on May 4, 2018, and the dividend was paid on May 31, 2018.

The Company has no employees. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2020 and 2019, the Company had intercompany payables of $3.6 million and $4.2 million, respectively.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company's or any affiliated insurer's assets to liability, other than insurance contracts entered into in the ordinary course of business.

PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $34.4 million, $35.6 million, and $38.0 million for expenses associated with these agreements for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2020 and 2019.

7.  CAPITAL AND SURPLUS, STOCKHOLDER'S DIVIDEND RESTRICTIONS

The Company has 2,500,000 common stock shares authorized, issued, and outstanding. All shares are owned by PLICO as of December 31, 2020 and 2019.

Under the insurance regulations of New York, the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Superintendent is subject to certain

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.  CAPITAL AND SURPLUS, STOCKHOLDER'S DIVIDEND RESTRICTIONS — (Continued)

restrictions. The Company, as a domestic stock life insurance company of the State of New York, may distribute without prior approval from, or notification provided to the Superintendent, a dividend to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Additionally, the Company may distribute without prior approval from the Superintendent, dividends to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the greater of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, provided that the dividend is reported to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and that such payment is reasonable in relation to the Company's outstanding liabilities and ability to meet its financial needs. Payment of dividends exceeding the greater of ten percent of its surplus to policyholders as of the immediately preceding calendar year, or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company is eligible to pay dividends of approximately $24.0 million during 2021 without receiving permission from, or providing notification to, the Superintendent prior to dividend declaration or payment. The Company is eligible to pay dividends of approximately $37.1 million during 2021, provided that notification is provided to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and in which instance the Superintendent does not disallow or limit the distribution based on the impact of the dividend on the Company's financial position.

The Company had no cumulative unrealized gains (losses) as of December 31, 2020 and 2019.

The portion of unassigned funds reduced for nonadmitted assets was $74.4 million at December 31, 2020, and $78.0 million at December 31, 2019.

As of December 31, 2020, the Company had issued the following surplus debentures or similar obligations:

Date of Original Issue	Interest Rate	Par Value (Face amount of Notes)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in thousands)
08/15/1994	11.2500%	$1,885	$1,091	$212	$12,669	$80	08/15/2024

As of December 31, 2019, the Company had issued the following surplus debentures or similar obligations:

Date of Original Issue	Interest Rate	Par Value (Face amount of Notes)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in thousands)
08/15/1994	11.2500%	$1,885	$1,091	$212	$12,457	$80	08/15/2024

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.  CAPITAL AND SURPLUS, STOCKHOLDER'S DIVIDEND RESTRICTIONS — (Continued)

On August 15, 1994, the Company completed the sale of $125 million of 30-year Surplus Notes. The Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co. and Salomon Brothers, Inc. and administered by JP Morgan Chase, N.A. as registrar/paying agent. The Notes are held by various financial institutions in the name of respective nominees. The Notes generated net cash proceeds of approximately $70 million after a discount of 42.146% from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The net cash proceeds increased the Company's unassigned funds by a corresponding amount. Following the discount period, interest began to accrue on August 15, 1999; thereafter, interest on the Notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. Each accrual and payment of interest on the Notes may be made only with the prior approval of the Superintendent. The Company has made no charge against its unassigned funds for the accretion of discount on the Notes as authorized by the Department. Substantially all of these notes have been repurchased leaving a face amount outstanding of $1.9 million at December 31, 2020 and 2019.

During 2014, the Company received permission from the Department to restate its "Gross paid-in and contributed surplus" and "Unassigned funds — surplus" under a quasi-reorganization pursuant to SSAP No. 72, "Surplus and Quasi-Reorganizations". The effective date of this quasi-reorganization was January 1, 2014. For the years ended December 31, 2020 and 2019, there was no effect on the Company's financial statements from this quasi-reorganization.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company is adequately capitalized under the formula at December 31, 2020 and 2019.

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the "Receiver") and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the "Court") entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Rehabilitation Plan presents the following two options to each cedent: (1) remain in business with SRUS and be governed by the Rehabilitation Plan, or (2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option pays 100% of outstanding claims. Certain financial terms and

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

conditions will be imposed on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by a cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. On January 15, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan") with the Court. The majority of the substance and form of the original Rehabilitation Plan, including its two-option structure described above, remains in place. On March 16, 2021, the Receiver filed a draft Amended Plan, which contains the same proposed revisions as the draft he previously circulated on January 15, 2021. Later on March 19, 2021, the Receiver filed a proposed order asking the Court to revise the schedule to push back dates, including the deadline that the Receiver must file any modifications to the Amended Plan to May 3, 2021. A group of interested parties separately filed a Motion to Appoint a Special Master, and at the hearing on the Motion, held on March 26, 2021, the Court suspended all deadlines in the case to allow the Receiver and interested parties to meet and confer on a number of topics for 30 days. It is expected that the parties will report back to the Court on or around April 30, 2021 at which time it is likely a new scheduling order will be entered.

As of December 31, 2020, the Company had outstanding claim reserves from SRUS of $0.8 million including a recoverable of $0.7 million. In addition, the Company had a statutory reserve credit of approximately $4.0 million as of December 31, 2020. As of December 31, 2020, the Company accrued a loss contingency reserve of $3.6 million under SSAP No. 5R, "Liabilities, Contingencies, and Impairment of Assets" with respect to amounts receivable from SRUS for ceded claims and reserves. As of December 31, 2019, the Company had outstanding claim reserves from SRUS of $2.6 million, including a $2.5 million recoverable. In addition, the Company had a statutory reserve credit of approximately $4.6 million at December 31, 2019. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of December 31, 2020, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on the Company's financial position or results of operations.

The Company is not involved in any contingent commitments or guarantees as of December 31, 2020 and 2019.

The Company has not recognized any gain contingencies as of December 31, 2020 and 2019.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2020, 2019, and 2018.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

As of December 31, 2020 and 2019, the Company had no material lease obligations.

9.  REINSURANCE

The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, a contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for the last survivor products. Amounts in excess of those limits are reinsured with unaffiliated third parties.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2020	2019
	($ in thousands)
Life:
Insurance in force	$1,742,662	$1,938,806
Policy reserves ceded	75,335	82,754
Policy claim liabilities ceded	3,738	5,491
Premiums ceded	15,287	15,910
Accident and health:
Policy reserves ceded	190,320	207,152
Policy claim liabilities ceded	3,545	3,061
Premiums ceded	18,399	20,541

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

For the year ended December 31, 2018, the Company ceded life premiums of $17.1 million and accident and health premiums of $22.9 million to non-affiliated insurers.

The Company has assumed from non-affiliated insurers as of December 31 as follows:

	2020	2019
	($ in thousands)
Accident and health:
Policy claim liabilities assumed	$259	$271

For the three-year period ended December 31, 2020, the Company assumed no accident and health premiums from non-affiliated insurers.

None of the Company's reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2020, 2019, and 2018. No new agreements were executed, or existing agreements amended, during 2020, 2019 and 2018, to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company has not written any receivables off as uncollectible. The Company had $1.3 million and $1.8 million, respectively, of non-admitted reinsurance receivables as of December 31, 2020 and 2019.

The Company had no material commutation of ceded reinsurance during the years ended December 31, 2020, 2019, and 2018.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2020 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$31,782	$0	$0	$31,782	11.9%
b. At book value less current surrender charge of 5% or more	53	0	0	53	0.0
c. At fair value	0	0	86,770	86,770	32.6
d. Total with market value adjustment or at fair value (total of a through c)	31,835	0	86,770	118,605	44.5
e. At book value without adjustment (minimal or no charge or adj.)	109,485	0	0	109,485	41.1
(2) Not subject to discretionary withdrawal provision	38,345	0	0	38,345	14.4
(3) Total (gross: direct + assumed)	179,665	0	86,770	266,435	100.0%
(4) Reinsurance ceded	0	0	0	0
(5) Total (net) (3) — (4)	$179,665	$0	$86,770	$266,435
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$0	$0	$0	$0

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$24,284	$0	$0	$24,284	25.8%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	8,160	8,160	8.7

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
d. Total with market value adjustment or at fair value (total of a through c)	$24,284	$0	$8,160	$32,444	34.4%
e. At book value without adjustment (minimal or no charge or adj.)	21,648	159	0	21,807	23.1
(2) Not subject to discretionary withdrawal provision	39,977	0	0	39,977	42.4
(3) Total (gross: direct + assumed)	85,909	159	8,160	94,228	100.0%
(4) Reinsurance ceded	21,648	0	0	21,648
(5) Total (net) (3) — (4)	$64,261	$159	$8,160	$72,580
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$0	$0	$0	$0

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$0	$0	$0	0.0%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0
d. Total with market value adjustment or at fair value (total of a through c)	0	0	0	0	0.0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
e. At book value without adjustment (minimal or no charge or adj.)	$244,624	$0	$0	$244,624	99.9%
(2) Not subject to discretionary withdrawal provision	272	0	0	272	0.1
(3) Total (gross: direct + assumed)	244,896	0	0	244,896	100.0%
(4) Reinsurance ceded	0	0	0	0
(5) Total (net) (3) — (4)	$244,896	$0	$0	$244,896
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$0	$0	$0	$0

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

($ in thousands)
Life & Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$217,362
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	26,563
3. Exhibit 7, Deposit-Type Contracts, Line 14, column 1	244,896
4. Subtotal	488,821
Separate Accounts Annual Statement:
5. Exhibit 3, Line 0299999, Column 2	95,090
6. Exhibit 3, Line 0399999, Column 2	0
7. Policy dividend and coupon accumulations	0
8. Policyholder premiums	0
9. Guaranteed interest contracts	0
10. Other contract deposit funds	0
11. Subtotal	95,090
12. Combined Total	$583,911

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2019 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$34,362	$0	$0	$34,362	12.6%
b. At book value less current surrender charge of 5% or more	176	0	0	176	0.1
c. At fair value	0	0	84,578	84,578	31.0
d. Total with market value adjustment or at fair value (total of a through c)	34,538	0	84,578	119,116	43.7
e. At book value without adjustment (minimal or no charge or adj.)	113,983	0	0	113,983	41.8
(2) Not subject to discretionary withdrawal provision	39,668	0	0	39,668	14.5
(3) Total (gross: direct + assumed)	188,189	0	84,578	272,767	100.0%
(4) Reinsurance ceded	(259)	0	0	(259)
(5) Total (net) (3) — (4)	$188,448	$0	$84,578	$273,026
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$0	$0	$0	$0

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$24,528	$0	$0	$24,528	24.6%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	8,338	8,338	8.4

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
d. Total with market value adjustment or at fair value (total of a through c)	$24,528	$0	$8,338	$32,866	32.9%
e. At book value without adjustment (minimal or no charge or adj.)	22,437	164	0	22,601	22.6
(2) Not subject to discretionary withdrawal provision	44,326	0	0	44,326	44.4
(3) Total (gross: direct + assumed)	91,291	164	8,338	99,793	100.0%
(4) Reinsurance ceded	23,187	0	0	23,187
(5) Total (net) (3) — (4)	$68,104	$164	$8,338	$76,606
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$0	$0	$0	$0

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$0	$0	$0	0.0%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0
d. Total with market value adjustment or at fair value (total of a through c)	0	0	0	0	0.0
e. At book value without adjustment (minimal or no charge or adj.)	250,782	0	0	250,782	99.9

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(2) Not subject to discretionary withdrawal provision	357	0	0	357	0.1
(3) Total (gross: direct + assumed)	251,139	0	0	251,139	100.0%
(4) Reinsurance ceded	0	0	0	0
(5) Total (net) (3) — (4)	$251,139	$0	$0	$251,139
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$0	$0	$0	$0

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

($ in thousands)
Life & Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$229,344
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	27,208
3. Exhibit 7, Deposit-Type Contracts, Line 14, column 1	251,139
4. Subtotal	507,691
Separate Accounts Annual Statement:
5. Exhibit 3, Line 0299999, Column 2	93,080
6. Exhibit 3, Line 0399999, Column 2	0
7. Policy dividend and coupon accumulations	0
8. Policyholder premiums	0
9. Guaranteed interest contracts	0
10. Other contract deposit funds	0
11. Subtotal	93,080
12. Combined Total	$600,771

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of the Company's life actuarial reserves of December 31, 2020, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$0	$0
(b) Universal Life	50,860	50,868	54,083
(c) Universal Life with Secondary Guarantees	0	0	0
(d) Indexed Universal Life	0	0	0
(e) Indexed Universal Life with Secondary Guarantees	0	0	0
(f) Indexed Life	0	0	0
(g) Other Permanent Cash Value Life Insurance	0	5,259,570	5,307,096
(h) Variable Life	0	0	0
(i) Variable Universal Life	18,407	18,407	18,992
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values
(a) Term Policies without Cash Value	XXX	XXX	87,257
(b) Accidental Death Benefits	XXX	XXX	0
(c) Disability — Active Lives	XXX	XXX	0
(d) Disability — Disabled Lives	XXX	XXX	0
(e) Miscellaneous Reserves	XXX	XXX	0
(3) Total (gross: direct + assumed)	69,267	5,328,845	5,467,428
(4) Reinsurance Ceded	0	16,289	53,687
(5) Total (net) (3) — (4)	$69,267	$5,312,556	$5,413,741

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$0	$0
(b) Universal Life	0	0	0
(c) Universal Life with Secondary Guarantees	0	0	0
(d) Indexed Universal Life	0	0	0
(e) Indexed Universal Life with Secondary Guarantees	0	0	0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	Account Value	Cash Value	Reserve
	($ in thousands)
(f) Indexed Life	$0	$0	$0
(g) Other Permanent Cash Value Life Insurance	0	0	0
(h) Variable Life	0	0	0
(i) Variable Universal Life	72,416	72,416	72,503
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values
(a) Term Policies without Cash Value	XXX	XXX	0
(b) Accidental Death Benefits	XXX	XXX	0
(c) Disability — Active Lives	XXX	XXX	0
(d) Disability — Disabled Lives	XXX	XXX	0
(e) Miscellaneous Reserves	XXX	XXX	0
(3) Total (gross: direct + assumed)	72,416	72,416	72,503
(4) Reinsurance Ceded	0	0	0
(5) Total (net) (3) — (4)	$72,416	$72,416	$72,503

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$5,385,610
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	1,050
(3) Exhibit 5, Disability — Active Lives Section, Total (net)	4,889
(4) Exhibit 5, Disability — Disabled Lives Section, Total (net)	18,140
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,052
(6) Subtotal	5,413,741
Separate Accounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	72,503
(8) Exhibit 3, Line 0499999, Column 2	0
(9) Exhibit 3, Line 0599999, Column 2	0
(10) Subtotal (Lines (7) through (9))	72,503
(11) Combined Total ((6) and (10))	$5,486,244

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Withdrawal characteristics of the Company's life actuarial reserves of December 31, 2019, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$0	$0
(b) Universal Life	55,126	55,136	56,260
(c) Universal Life with Secondary Guarantees	0	0	0
(d) Indexed Universal Life	0	0	0
(e) Indexed Universal Life with Secondary Guarantees	0	0	0
(f) Indexed Life	0	0	0
(g) Other Permanent Cash Value Life Insurance	0	5,413,990	5,443,737
(h) Variable Life	0	0	0
(i) Variable Universal Life	15,831	15,831	15,885
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values
(a) Term Policies without Cash Value	XXX	XXX	91,210
(b) Accidental Death Benefits	XXX	XXX	1,164
(c) Disability — Active Lives	XXX	XXX	5,591
(d) Disability — Disabled Lives	XXX	XXX	20,418
(e) Miscellaneous Reserves	XXX	XXX	4,572
(3) Total (gross: direct + assumed)	70,957	5,484,957	5,638,837
(4) Reinsurance Ceded	0	18,561	59,629
(5) Total (net) (3) — (4)	$70,957	$5,466,396	$5,579,208

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$0	$0
(b) Universal Life	0	0	0
(c) Universal Life with Secondary Guarantees	0	0	0
(d) Indexed Universal Life	0	0	0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	Account Value	Cash Value	Reserve
	($ in thousands)
(e) Indexed Universal Life with Secondary Guarantees	$0	$0	$0
(f) Indexed Life	0	0	0
(g) Other Permanent Cash Value Life Insurance	0	0	0
(h) Variable Life	0	0	0
(i) Variable Universal Life	68,501	68,501	69,302
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values
(a) Term Policies without Cash Value	XXX	XXX	0
(b) Accidental Death Benefits	XXX	XXX	0
(c) Disability — Active Lives	XXX	XXX	0
(d) Disability — Disabled Lives	XXX	XXX	0
(e) Miscellaneous Reserves	XXX	XXX	0
(3) Total (gross: direct + assumed)	68,501	68,501	69,302
(4) Reinsurance Ceded	0	0	0
(5) Total (net) (3) — (4)	$68,501	$68,501	$69,302

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$5,547,462
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	1,164
(3) Exhibit 5, Disability — Active Lives Section, Total (net)	5,591
(4) Exhibit 5, Disability — Disabled Lives Section, Total (net)	20,418
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,573
(6) Subtotal	5,579,208
Separate Accounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	69,302
(8) Exhibit 3, Line 0499999, Column 2	0
(9) Exhibit 3, Line 0599999, Column 2	0
(10) Subtotal (Lines (7) through (9))	69,302
(11) Combined Total ((6) and (10))	$5,648,510

12.  PREMIUMS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  PREMIUMS DEFERRED AND UNCOLLECTED — (Continued)

Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, included in "Deferred and uncollected premiums" as of December 31 were as follows:

2020

Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	2	1
Ordinary renewal	33,171	29,385
Credit Life	0	0
Group Life	0	0
Group Annuity	0	0
Totals	$33,173	$29,386

2019

Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	1	1
Ordinary renewal	36,310	32,239
Credit Life	0	0
Group Life	0	0
Group Annuity	0	0
Totals	$36,311	$32,240

13.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

•  Variable life

•  Variable annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of variable life and variable annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS — (Continued)

As of December 31, 2020 and 2019, the Company's Separate Account statement included legally insulated assets of $167.8 million and $162.7 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

	($ in thousands)
Product	2020	2019
Variable annuities	$95,244	$93,754
Variable life	72,577	68,929
Total	$167,821	$162,683

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other mortality and expense charges.

For the years ended December 31, 2020 and 2019, the General Account of the Company paid $0.1 million and $0.1 million towards Separate Account guarantees, respectively. Total Separate Account guarantees paid by the General Account for the preceding three years ended December 31, 2018, 2017, and 2016, were $0.2 million, $0.1 million, and $0.1 million, respectively.

None of the Company's Separate Accounts engage in securities lending transactions.

Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at fair value. This business has been included in the "Nonguaranteed Separate Account" column of the table below.

Certain other Separate Accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the Separate Account. The assets and liabilities of these Separate Accounts are carried at book value. This business has been included in the "Nonindexed Guarantee Less Than 4%" column of the table below.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS — (Continued)

Information regarding the Company's Separate Accounts is as follows:

	2020
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2020	$0	$10	$0	$3,274	$3,284
Reserves at 12/31/2020
(2) For accounts with assets at:
a. Fair value	$0	$0	$0	$167,435	$167,435
b. Amortized cost	0	159	0	0	159
c. Total reserves	$0	$159	$0	$167,435	$167,594
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$0	$0	$0	$0
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
3. At fair value	0	0	0	167,435	167,435
4. At book value without market value adjustment and with current surrender charge less than 5%	0	159	0	0	159
5. Subtotal	$0	$159	$0	$167,435	$167,594
b. Not subject to discretionary withdrawal	0	0	0	0	0
c. Total	$0	$159	$0	$167,435	$167,594
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0
	2019
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2019	$0	$6	$0	$5,404	$5,410
Reserves at 12/31/2019
(2) For accounts with assets at:
a. Fair value	$0	$0	$0	$162,218	$162,218
b. Amortized cost	0	164	0	0	164
c. Total reserves	$0	$164	$0	$162,218	$162,382

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS — (Continued)

	2019
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$0	$0	$0	$0
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
3. At fair value	0	0	0	162,218	162,218
4. At book value without market value adjustment and with current surrender charge less than 5%	0	164	0	0	164
5. Subtotal	$0	$164	$0	$162,218	$162,382
b. Not subject to discretionary withdrawal	0	0	0	0	0
c. Total	$0	$164	$0	$162,218	$162,382
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

Premiums in the Separate Accounts were $4.5 million for the year ended December 31, 2018.

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2020	2019	2018
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,284	$5,409	$4,514
Transfers from Separate Accounts	(18,357)	(14,514)	17,959
Net transfers from Separate Accounts	(15,073)	(9,105)	(13,445)
Transfers as reported in the Statements of Operations	$(15,073)	$(9,105)	$(13,445)

14.  FAIR VALUE MEASUREMENTS

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or fair value.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c) Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31 about the Company's financial assets and liabilities measured at fair value:

2020

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ In thousands)
Assets at fair value
Common stocks
Industrial and miscellaneous	$0	$0	$1,390	$0	$1,390
Total common stocks	0	0	1,390	0	1,390
Separate Account assets	164,744	3,077	0	0	167,821
Total assets at fair value	$164,744	$3,077	$1,390	$0	$169,211

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

2019

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ In thousands)
Assets at fair value
Common stocks
Industrial and miscellaneous	$0	$0	$968	$0	$968
Total common stocks	0	0	968	0	968
Separate Account assets	159,654	3,029	0	0	162,683
Total assets at fair value	$159,654	$3,029	$968	$0	$163,651

The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

Description	Beginning Balance at 1/01/2020	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020

  ($ in thousands)

Assets
Common stocks- industrial and misc.	$968	$0	$0	$0	$0	$0	$422	$0	$0	$0	$1,390
Total assets	$968	$0	$0	$0	$0	$0	$422	$0	$0	$0	$1,390
Description	Beginning Balance at 1/01/2019	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019

  ($ in thousands)

Assets
Common stocks- industrial and misc.	$888	$0	$0	$0	$0	$0	$80	$0	$0	$0	$968
Total assets	$888	$0	$0	$0	$0	$0	$80	$0	$0	$0	$968

There were no transfers between levels for the Company's financial assets and liabilities measured at fair value during the years ended December 31, 2020, 2019, and 2018.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third-party pricing service and broker quotes to determine fair values. The third-party pricing service and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company's Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. Excluding the impact of an $11 thousand and $20 thousand negative IMR held at December 31, 2020 and 2019, respectively, the Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted average of contacted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2020 and 2019.

The following table presents the Company's fair value hierarchy for its financial instruments as of December 31:

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
2020	$ In thousands
Bonds	$5,964,343	$5,131,966	$8,211	$5,822,076	$134,056	$0	$0
Common stocks	1,390	1,390	0	0	1,390	0	0
Preferred stocks	14,917	14,770	14,917	0	0	0	0
Mortgage loans	366,948	345,184	0	0	366,948	0	0
Cash	26,748	26,748	26,748	0	0	0	0
Cash equivalents	92,204	92,202	92,204	0	0	0	0
Other invested assets	172,502	143,315	0	172,502	0	0	0
Contract loans	619,462	619,462	0	0	619,462	0	0
Separate Accounts	167,821	167,821	164,744	3,077	0	0	0
Deposit-type contracts	245,528	244,896	0	0	245,528	0	0
Surplus Notes	2,486	1,091	0	0	2,486	0	0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
2019	$ In thousands
Bonds	$5,813,525	$5,358,777	$7,330	$5,660,054	$146,141	$0	$0
Common stocks	968	968	0	0	968	0	0
Preferred stocks	49,505	50,737	43,016	6,489	0	0	0
Mortgage loans	314,677	303,516	0	0	314,677	0	0
Cash	15,540	15,540	15,540	0	0	0	0
Cash equivalents	43,930	43,930	43,930	0	0	0	0
Other invested assets	130,914	116,415	0	130,914	0	0	0
Contract loans	665,120	665,120	0	0	665,120	0	0
Separate Accounts	162,683	162,683	159,654	3,029	0	0	0
Deposit-type contracts	251,436	251,139	0	0	251,436	0	0
Surplus Notes	2,091	1,091	0	0	2,091	0	0

The fair value of bonds, preferred stocks, and certain surplus notes reported as "Other invested assets" are determined using methodologies prescribed by the NAIC. The fair value of bonds, preferred stock, and certain surplus notes are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

All of the Company's common stock holdings at December 31, 2020 and 2019 consisted of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value.

The carrying value of the Company's cash approximates fair value.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC and are provided by a third-party pricing service.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

The majority of securities in the Company's Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company estimates the fair value of its Surplus Notes using third-party pricing models.

The Company held no financial instruments as of December 31, 2020 and 2019, for which it was not practicable to estimate fair value. The Company held no investments measured at NAV as of December 31, 2020 and 2019.

15.  RETAINED ASSETS

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in "Death and annuity benefits" in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in "Liability for deposit-type contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2020 and 2019 for accounts administered by Northern Trust was 0.25%. For accounts administered by Bank of New York Mellon ("BNYM"), which were introduced during 2014, the credited rate for 2020 and 2019 was 0.40% for accounts opened prior to May 1, 2019 and 1.0% for accounts opened on or after May 1, 2019. The credited rate for 2018 was 0.25% for accounts administered by Northern Trust and 0.40% for accounts administered by BNYM.

No fees were charged to retained asset account owners during the three-year period ended December 31, 2020.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.  RETAINED ASSETS — (Continued)

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2020		2019
	Number	Balance	Number	Balance
a. Up to and including 12 Months	167	$13,276	172	$13,192
b. 13 to 24 Months	117	7,682	147	6,502
c. 25 to 36 Months	114	4,913	124	5,457
d. 37 to 48 Months	98	3,798	115	6,218
e. 49 to 60 Months	103	5,433	104	5,190
f. Over 60 Months	731	17,708	719	14,641
g. Total	1,330	$52,810	1,381	$51,200

All of the Company's retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2020		2019
	Number	Balance Amount	Number	Balance Amount
a. Number/Balance of Retained Asset Accounts at the Beginning of the Year	1,381	$51,200	1,576	$57,927
b. Number/Amount of Retained Asset Account Issued/Added During the Year	301	34,676	360	41,722
c. Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	286	XXX	231
d. Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	0	XXX	0
e. Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	0	0	8	169
f. Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	352	33,352	547	48,511
g. Number/Balance of Retained Asset Accounts at the End of the Year g=a+b+c-d-e-f	1,330	$52,810	1,381	$51,200

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  CLOSED BLOCK AND PARTICIPATING POLICIES

During 1998, for policyholder dividend purposes only, the Company established the closed block (the "Closed Block") of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

None of the assets held as of December 31, 2020 and 2019, including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company, or to the Company's former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO's General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the Department. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The 2021 Closed Block dividend interest rate scale will be the same as the 2020 and 2019 dividend interest rate scales.

Summarized balance sheet information for the Closed Block is as follows:

	December 31
	2020	2019
	($ in thousands)
Bonds and preferred stocks	$4,046,610	$4,210,623
Mortgage loans on real estate	67,271	68,336
Contract loans	595,738	640,134
Cash and other invested assets	222,239	144,349
Other assets	80,888	93,802
Total Closed Block assets	$5,012,746	$5,157,244
Policy reserves & deposit type funds	$5,276,201	$5,442,997
Other liabilities	157,886	149,370
Total Closed Block liabilities	$5,434,087	$5,592,367

For the years ended December 31, 2020, 2019, and 2018, respectively, total closed and open block direct premiums under individual and group insurance participating policies were $209.3 million or 92.6%, $205.0 million or 84.1%, and $216.0 million or 84.4% of direct individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY's Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided among policyholders in the proportion that their policies are considered to have

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  CLOSED BLOCK AND PARTICIPATING POLICIES — (Continued)

contributed to divisible surplus. In addition, as specified in MONY's Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business relative to the experience underlying the 1998 dividend scale. The liability for dividends payable in the following year is included in "Other policyholders' funds and policy and contract liabilities". The change in this liability is charged or credited to current year operations in "Dividends to policyholders". Dividends to policyholders were $80.8 million, $84.4 million, and $87.6 million in 2020, 2019, and 2018, respectively, and the Company did not allocate any additional income to such policyholders.

17.  BORROWED MONEY

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2020 and 2019.

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2020, the Company had a "Borrowed money" obligation of $10.9 million, which represents the cash amount to be paid at the repurchase agreement's maturity. The Company has posted $10.5 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as "Bonds" as of December 31, 2020. As of December 31, 2019, the Company had no balances outstanding under these agreements.

18.  INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments as of December 31:

	2020	2019
	($ in thousands)
Commitments to extend mortgage loans	$12,250	$0

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.  COMPANY-OWNED LIFE INSURANCE

The Company is the owner and beneficiary of life insurance policies that are included in the "Other assets" line at their cash surrender values pursuant to SSAP No. 21R, prior to non-admission. At December 31, 2020 and 2019, respectively, the $13.8 million and $15.9 million cash surrender values of these policies were fully non-admitted.

20.  OTHER DISCLOSURES

In December 2019, a novel strain of coronavirus, which causes the disease termed COVID-19, was reported in Wuhan, China. COVID-19 has since spread, and infections have been found around the world, including the United States. On March 11, 2020, the World Health Organization declared the outbreak to constitute a pandemic based on the global spread of the disease, the severity of illnesses it causes, and its effects on society. The extent of the impact of COVID-19 on the Company's operational and financial performance will depend on certain developments, including the duration and continued spread of the outbreak, regulatory and private sector responses, which may be precautionary, and the impact on the Company's customers, workforce, and vendors, all of which are uncertain and cannot be predicted. The COVID-19 outbreak is disrupting supply chains and affecting production and sales across a range of industries, and it could materially adversely impact the mortality, morbidity, or other experience of the Company or its reinsurers or have a material adverse effect on lapses and surrenders of existing policies. Additionally, the Company has seen an increase in its reserves for products affected by equity market volatility and has also seen an increase in life insurance claims attributed to COVID-19. The macroeconomic effects of the COVID-19 outbreak could also materially adversely affect the Company's asset portfolio, as well as many other aspects of the Company's business, financial condition, and results of operations.

21.  RECONCILIATION FROM STATUTORY FILING

The Company is required to prepare and file an Annual Statement with insurance regulatory authorities. The 2019 audited results included herein contain adjustments not recorded by the Company in its Annual Statement. The following is a reconciliation between the audited financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2019:

	Per the Annual Statement	Adjustments	As Reported Herein
	($ in thousands)
Change in nonadmitted assets and related items	$(25,145)	$7,389	$(17,756)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

21.  RECONCILIATION FROM STATUTORY FILING — (Continued)

The following is a reconciliation between the audited financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2018:

	Per the Annual Statement	Adjustments	As Reported Herein
	($ in thousands)
Unassigned funds	$91,917	$(7,389)	$84,528
Change in nonadmitted assets and related items	12,010	(7,389)	4,621

Adjustments noted above are the result of a correction of the admitted deferred tax asset reported in the Company's December 31, 2018 Annual Statement. The correction was due to a change in the computation of the expected reversals of deferred tax assets related to reserves as used in the Company's December 31, 2018 tax calculations. The Company's 2018 Audited Statutory Financial Statements were adjusted to reflect these changes. The Company's 2019 Audited Statutory Financial Statements were adjusted to reflect the reversal of these changes.

22.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2020, and through April 23, 2021 (the date of the issuance of the Statutory statements included herein), and there are no material subsequent events to report.

SUPPLEMENTAL SCHEDULES

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2020

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$239,265	$271,499	$239,265
States, municipalities and political subdivisions	29,093	36,657	29,093
Foreign governments	41,138	49,712	41,138
Public utilities	694,946	836,296	694,946
All other corporate bonds	4,127,524	4,770,179	4,127,524
Total fixed maturities	5,131,966	5,964,343	5,131,966
Equity securities:
Common stocks:
Banks, trust and insurance companies	1,390	1,390	1,390
Nonredeemable preferred stocks	14,770	14,917	14,770
Total equity securities	16,160	16,307	16,160
Mortgage loans on real estate	345,184	366,948	345,184
Policy loans	619,462	619,462	619,462
Other long-term investments	143,315	172,502	143,315
Total investments	$6,256,087	$7,139,562	$6,256,087

See accompanying independent auditors' report.
S-1

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2020 and 2019

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	($ in thousands)
2020
Life insurance in force	$16,176,820	$1,742,662	$0	$14,434,158	0.0%
Premiums:
Life insurance	$212,595	$15,287	$0	$197,308	0.0%
Accident and health insurance	18,934	18,399	0	535	0.0%
Total	$231,529	$33,686	$0	$197,843	0.0%
2019
Life insurance in force	$17,288,282	$1,938,806	$0	$15,349,476	0.0%
Premiums:
Life insurance	$224,679	$15,910	$0	$208,769	0.0%
Accident and health insurance	21,233	20,541	0	692	0.0%
Total	$245,912	$36,451	$0	$209,461	0.0%

See accompanying independent auditors' report.
S-2